UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05617

SCM Trust
(Exact name of registrant as specified in charter)

1875 Lawrence Street, Suite 300, Denver, CO 80202
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 955-9988

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS

        (a)

ANNUAL REPORT

December 31, 2022

Shelton Emerging Markets Fund

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

1

Table of Contents	December 31, 2022

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2022

Shelton Emerging Market Fund and Shelton International Select Equities Fund
(Portfolio Managers Derek Izuel and Justin Sheetz)

International Market Review

For most of the fiscal year attention in international markets has been focused west, drawn to the consequences of the Russian invasion of Ukraine. While winter weather brings a lull to the fighting, and warmer than expected temperatures ease the energy pressures on Western Europe, eyes drift towards the great changes occurring on the other side of the world.

China

After two- and one-half years, the Chinese government, fearing permanent damage to their economic growth, reversed their zero-COVID policies. While human toll for this sudden shift in policy is expected to be catastrophic, the economic effect will be significant as well.

Economically the re-opening is the third piece of the Chinese economic recovery. Their central bank has been providing stimulus for some time, keeping short term rates lower and the yield curve positive. In the fall, the Chinese government backed off the draconian anti-business stance that had spooked markets and provided some relief to their beleaguered real estate market. With the re-opening of their society, 30 months of savings by Chinese consumers could provide reflationary and inflationary stimulus to their and neighboring economies.

At the end of October, the Chinese equity market was down 43% YTD, and even further off the November 2021 highs. Rumors of a policy shift triggered a rebound that recovered half of that deficit and position the market for further gains in 2023. In the long term, China has considerable challenges to their continued growth, but for the near future we may see continued market strength.

Japan

The advent of global inflation caused a shift in Japanese government policy with far ranging ramifications as well.

Since 2016, the Bank of Japan has engaged in yield curve control policies, buying enough bonds to hold the yield on the 10 year Japanese government bond (JGB) close to 0.25%. In the deflationary environment of the past several years that has not proven to be difficult, but post-pandemic, Japan has been subject to the same inflationary forces experienced by their developed market peers. While 3.7% inflation does not sound like much by US and European standards, in Japan it is. Selling pressure on Japanese bonds has become so strong it has become impractical for the Bank of Japan to buy enough bonds to keep rates in their target range. With further inflationary forces on the horizon from labor markets, the Bank of Japan was forced to relent and in November, announced that they would allow the 10-year JGB to move to 0.5%. This could just be the beginning. Since the announcement, 10-year JGBs have traded above 0.5% a significant portion of the time, signaling more pressure to allow rates to rise.

During Yield Curve Control, Japan was a source of stability for investors. While other central banks would lower rates, investors could on the Japanese yields to remain stable, and the Yen would appreciate during times of uncertainty. Inflation changed all that. Central bank hawkishness drew assets away from Japan, and the Yen dropped precipitously. The reaction of the Bank of Japan reverses this currency shift (the Yen has recovered about half of what it lost as of the end of December), and on the margin stand to export more inflation to the rest of the world.

In 2022, we saw a divide between East and West. While Western economies engaged in restrictive policies, raising short term interest rates and inverting their yield curves to combat inflation, Eastern economies stimulated their economies and allowed inflation in order to stave off deflationary concern. Both tracks provide opportunities for stock selection, and their diverging paths could have diversification benefits for broad based international portfolios.

2

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

Performance - International Select Equity

The Shelton Capital International Select Fund returned -19.29% for the fiscal year, underperforming the MSCI All Country World Index return of -15.57% by 3.29%. As the year went on, the fund’s focus on broad based stock selection and prudent risk management began to bear fruit after a tumultuous start.

The Fund was underweight China and Hong Kong for most of the year, but closed the gap to equal weight late in the third quarter after valuation and volatility levels became too attractive to ignore. Several non-state-owned positions were added, and these positions were rewarded when the zero-COVID policy was repealed.

An overweight to Turkey was a helpful contributor. Turkish investors sought a refuge from 80% inflation in their local equity market, leading to a nearly 200% return in the Turkish stock market. The portfolio held Sisecam, a local retailer that in our view has managed the inflationary environment well.

The portfolio was also positively predisposed to the resurgence in Japan and Korea, including the sharp reversals in the currencies relative to the US dollar. Exiting the fiscal year, some of the Fund’s top positions are GS Holdings, a Korean conglomerate, Shin-Etsu Chemical, feedstock supplier to the fertilizer and semiconductor industries and Mitsubishi Electric.

The top contributors to performance came from around the world. HDFC Bank, India’s largest private sector bank, returned 6.2%. The firm recently combined with another bank (ironically also called HDFC) and is beginning to see the benefits. Net interest margins continue to grow after plateauing during the merger.

Shin-Etsu Chemical, one of the Fund’s top positions in Japan, faced a difficult environment in late 2022. The semiconductor channel has begun to cool, and the rise in interest rates slowed construction spending, one of their key markets. Despite some of their top products exposed to these industries, as well as high prices in the energy products that provide feedstock for many of their chemicals, Shi-Etsu’s product competitiveness prevailed, and given their strong financial position, only served to improve their position. The stock fell off 16.2% during the year, but rallied in the fourth quarter.

From Canada, Element Fleet Management was a top position as well. The company offers fleet management of cars, trucks and equipment. The firm has a strong operating platform and is leveraging it to pursue organic growth. The rise in automobile costs over the past years further contributed to the bottom line. The firm returned 37.9% in 2022.

We believe Nestle faces difficult times ahead. Despite increasing their margins during the quarter, inflation and the threat of recession Europe and the US threatens to spoil the operating leverage they have been enjoying. The firm was flat during a quarter where many companies returned double digits. Exiting the fiscal year, we still believe in their operating capacities and are encouraged by their margin improvements.

Nomura Research Institute, a consulting firm, saw weakness on the back of declining margins and revenues from the lockdown in China. We expect to see these recover as China re-opens.

Performance - Emerging Markets

The Shelton Capital Emerging Markets Fund returned -14.33% in 2022, outperforming the MSCI Emerging Markets Index return of -19.94% by 5.61%.

Most of the performance for the fiscal quarter came from individual positions. As of fiscal year end, the Fund holds Sisecam, the Turkish retailer, and was a large contributor.

Dentium (145720 KS) delivered solid third quarter results. Revenues were up 27% YoY and operating profits were up 123%. While growth was solid in the core markets of China and Korea, revenues nearly doubled in Europe and the rest of Asia (off low bases but establishing their business in these areas of business). Despite being up 35%, as of the end of the fiscal fourth quarter, the stock continues to trade at a discount to peers.

Sendas Distribuidora SA (ASIA3 BZ), a Brazilian wholesaler, was bolstered by news of the sale by Casino of a portion (12%) of their outstanding stock. Divestment of the stock looks to improve firm governance and allow greater independence, a benefit to remaining shareholders. Anticipated further sales by Casino (they still hold 27% of the firm) helped the firm return 59% for the year.

Indofood (ICBP IJ) and Indonesian Food company, saw revenues grow 13% YoY, driven by strong results (16% growth) in their noodle business. Overall profits were up 47% despite high input prices, and a substantial FX loss due to INR weakness. With this behind it, the firm stands to continue their profit expansion. The stock price appreciated 17.6% in the fourth quarter and was up 9% for the year.

Over the span of 2022, the team reduced the Fund’s underweight to mainland China, bringing the portfolio close to market weight. While the Fund held a position in Alibaba (BABA US), the Fund’s underweight in another large Chinese technology company, Tencent (700 HK) detracted from performance. Overall, the Fund’s position in China and Hong Kong over the year was a positive for the portfolio.

Banco Bradesco faced multiple challenges this year. Higher rates have put pressure on interest income for all Brazilian banks, and Bradesco fared better than most. However, their asset quality has been poor, fees were down, and the insurance business was weak leading to overall earnings 20% below expectations. The stock fell just over 11% in the year.

3

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

Shelton Tactical Credit Fund
(Portfolio Managers Peter Higgins, Jefferey Rosenkranz, David Falk, and Bill Mock)

The Shelton Tactical Credit Fund seeks to generate uncorrelated total returns in the fixed income markets through income and capital appreciation. The Fund employs a fundamental research process to seek to identify undervalued sectors and individual securities in the U.S. corporate and municipal bond markets. The Fund actively adjusts allocations to these products and underlying security selection based on market technicals and fundamentals. The Fund seeks to optimizes investor returns by increasing the opportunity set to tactically invest across all macro, credit and interest rate cycles.

Performance

During the reported fiscal year period January 1, 2022 through December 31, 2022, the Fund returned -7.27% for Institutional Shares (DEBIX) and -7.42% for Investor Shares (DEBTX), outperforming all relevant fixed income indices, including the Bloomberg US Aggregate Total Return Index (AGG) return of -13.01%. The Fund modestly lagged the Morningstar Nontraditional bond category return of -6.33%. The Fund had strong positive contributions to return from floating rate municipal bonds, interest rate hedges, and short positions, which partially offset the losses in both corporate and municipal bonds.

Corporate Credit Market Recap

2022 was a painful year for fixed income markets, invoking phrases such as ‘worst-ever’ or ‘biggest drawdown since the GFC’. The Federal Reserve started the year in an off-sides position as they let inflation get the initial upper hand. Once they realized their mistake, they aggressively moved to conquer inflation which had morphed from transitory to persistent. After the initial 25bp toe-dip in March, the pace quickened with 50bp in May, and more aggressive 75bp hikes in June, July, September and November, finally stepping back down to 50bp in December. Along the way, as yields were increasing, the math of bonds wreaked its havoc on markets, dragging down prices. As we have observed previously, the very low coupon rates on much of the bond market on account of issuance during periods of historically low rates, made the math more problematic with its convexity and exacerbated the price moves.

At several times during the year, markets desperately attempted to front-run the Fed and anticipate when a pause and eventual pivot in the rate hike cycle would be warranted. And the first few attempts fell flat on their face in painful selloffs. The overriding concern has now morphed from entrenched inflation to the economic collateral damage done by the aggressive cycle of rate hikes.

We anticipated the need for distasteful medicine and positioned the Fund accordingly. The Fund’s duration was purposefully low, carefully constructed with shorter maturity bonds and aided by our low-cost out-of-the-money hedging strategy. While this positioning cushioned the blow somewhat, it could not completely offset the viciousness of the selloff. As the year went along, our concern shifted from higher rates to the economic consequences – namely a recession. We adjusted positioning accordingly, moving the portfolio up in quality to include issuers who we believe will be resilient in a downturn, seeking greater comfort that they will be able to repay us all interest and principal. Furthermore, the economic downturn would bring on a pause in rates, so we also began to extend duration to seek to take advantage of the eventual stabilization and eventual move lower in rates.

Across the corporate bond market, investment grade reported an annual loss of 15.8% and underperformed high yield, which recorded a 2022 loss of 11.2%. Within high yield, there was significant dispersion amongst ratings buckets, as CCC bonds returned -19.49% for the year, single Bs -9.56%, and BBs -9.52%. CCC bonds had outperformed in the first quarter and sharply reversed course once the Fed’s tightening commenced. In the end, CCC’s underperformance vs Single B rated bonds was the largest since the financial crisis.

Municipal Market Recap

Municipal bond market participants endured a difficult time in 2022 as the loss of 8.53% was the worst performance of the Bloomberg Municipal Bond Index since 1981. Rising interest rates driven by both the highest inflation since the early 1980s and the Fed’s inflation-fighting tightening strategy drove individual investors out of open-end mutual funds as outflows totaled $148 billion for the year. These fund redemptions created heavy selling pressure for mutual fund managers. The extreme selling pressure required municipal market broker-dealers to adjust bid/offer spreads as they tried to match sellers with buyers and provide liquidity in a volatile Treasury market environment that made hedging risk positions more challenging. While we saw some brief periods of positive performance in May, July and November, the net result of the 2022 municipal bond market sell-off is that tax-exempt bond yields ended the year at significantly higher levels. On 12/31/22 “AAA” tax-exempt yields in five years were at 2.53%, 183 basis points (bps) higher than a year earlier, in 10 years at 2.62%, 158 bps higher, and in 30 years at 3.57%, 209 bps higher. From a relative value perspective high-grade tax-exempt bond ended the year cheaper versus Treasuries in most parts of the curve than they began with the AAA Muni/Treasury ratio finishing the year at 60% in 2 years, 64% in 5 years, 68% in 10 years and 91% in 30 years.

For the calendar year, long-term primary market issuance totaled $361 billion, which is approximately 28% lower than issuance in 2021. Tax-exempt issuance declined 10% while taxable issuance declined 58% as higher interest rates limited taxable advance refunding activity.

Economic Observations and the Fed

The Federal Reserve had the unenviable task of trying to tame inflation that arose not from traditional business cycle dynamics, but rather from a global pandemic and the fiscal and monetary response thereto. Trying to win this game without running the favorite or most comfortable plays from their playbook, the results were erratic, belated and unpredictable. At the same time, the market was desperately trying to front-run a pause and eventual pivot in the relentless stream of rate increases. After several false starts during the year, the most recent rally seems to have gotten it correct. While we may have come a little too far, too fast during this recent run, we do believe we have turned the crucial corner in the fight against inflation, and that rates generally should exhibit some stability within a reasonable range, and eventually head lower still. We believe this eventual further decline in rates will be driven by the realization that interest rate increases, operating with their well-known lag, have inflicted too much damage on the economy and tipped it into recession. At that point the Fed will be in familiar territory and can rely on its tried-and-tested playbook to re-stimulate the economy out of this slowdown. Because the Fed is more comfortable re-stimulating an economy out of a recession rather than trying to re-conquer entrenched inflation, we fully expect them to try and keep financial conditions tight for longer, and over-correct in the process.

Corporate Credit Market Outlook

Generally, a few themes seem evident in high yield exiting the fiscal year: corporate fundamentals remain solid after years of refinancing and terming-out at low rates, the yields currently offered by high yield bonds are meaningful versus the macro risks, and that investors should look to quality but also search through lower quality buckets for idiosyncratic outperformance. What will prove particularly difficult is getting the timing right. How much pain will continue into the first quarter as the Fed is hiking in the face of markets?

4

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

We plan to continue to search for names that have been neglected or miscategorized by the market, and, as always, apply a contrarian mindset in trading. With rates having risen steeply throughout the year, many higher quality (generally longer duration) names are trading at steep dollar price discounts to par. We like the safety here with the added optionality to the upside if there is some sort of event leading to a takeout at par.

Additionally, default rates are likely to tick up this year off a recent rate of near zero and avoiding pitfalls will continue to be paramount.

Dealers continue to be very cautious in the amount of capital they are willing to commit to supporting markets and providing liquidity. While trading desks had been net-short for much of the year, during the latter portion of the fourth quarter this reversed to a modest net long position. This dearth of liquidity exacerbated price swings and contributed to volatility both in rallies and selloffs. Particularly, when the market has turned, the combined effect of dealers needing to cover their net short position and build inventory at the same time that investors are gathering inflows and needing to put those dollars to work has produced a few turbocharged rallies, even if they were short-lived. We have sought to fully take advantage of our tactical mandate and agility to trade around these bouts of volatility and enhance returns. We will continue our efforts to stay disciplined and opportunistic, identify compelling opportunities in complex, out-of-favor, misunderstood credits, many of which are going through secular or regulatory changes or have cycles that are not aligned with the traditional economic cycle.

Recent economic data and corporate commentary continues to signal the onset of economic contraction. Consumers have been facing unprecedented increases in food, energy and broader goods and services, which is weighing heavily on their sentiment. The housing market has started to roll-over, as home prices peaked in July 2022 and are declining rapidly since mortgage rates exceeded 7%. How long and deep this impending recession might be is the next key question. If it turns out to be more severe, equities and lower-quality fixed income have more downside. However, in the case of fixed income, given where all-in yields are at fiscal year end, we believe they are adequately compensating investors for additional spread widening all the way down to the single-B rating tier. Below single-B, you had better get your credit analysis and downside protection correct, as the lack of trading liquidity in that tier severely punishes mistakes.

Third quarter earnings season was a mixed bag overall, and delineated companies who have pricing power or moats around their businesses versus those whose products or services are discretionary to the point of unnecessary in a slowing economy, or at least not worth paying-up for. The result was a wide range of gross margin performances. Companies will often give their year-ahead outlooks in January or concurrent with their Q4 earnings calls, which should further underscore this trend of haves and have-nots. Over the coming months we look for economic data to build a trend of slowing economic activity and lower inflation readings. Commodity prices and goods prices have been signaling this for several months. Whether or not services prices and the labor markets follow is the key. While job openings are starting to decline, measures of participation and the number of people seeking jobs remains muted. Likely the Fed needs to push the unemployment rate close to 4.5% to achieve its objectives. This would allow the Fed to be less aggressive on forward guidance and actual rate hikes, which we believe could be a catalyst for a rally in spreads. However, if the Fed needs to keep interest rates higher for longer, more damage will be inflicted on corporate earnings. Estimates would be revised lower and create bouts of volatility as corporate fundamentals deteriorate, and could cause credit spreads to widen.

We believe the sweet spots for future total returns are Investment Grade municipal bonds, and BBB, BB, and certain single-B corporate bonds we believe are stronger and more resilient than the market. Mathematically, even if spreads widen a few hundred basis points further, BBs at yields above 7% would still produce what we feel are acceptable returns over the next 6 – 12 months. If rates go lower and/or the recession proves to be milder, then total returns could easily eclipse 10% over that time period. There are valid reasons to believe spread widening might stop short of previous recessions, as the US High Yield index has a higher quality composition (more BBs, fewer CCCs), beginning all-in yields are higher than the onset of a typical recession, and the average dollar price of bonds is much lower and much closer to recovery rates. However, if spreads were to blow-out to levels above +800 basis points that are often reached in severe recessions, total returns would likely be flat or even negative. Navigating these bouts of volatility by adjusting credit quality overall and selecting the right individual securities will be the keys to success, and we are confident in our ability to thrive in such an environment.

Municipal Market Outlook

Exiting the fiscal year, we attempt to take lessons learned from past markets to inform our expectations for the future. This process leads us to several considerations that we anticipate will shape our municipal market strategies in 2023.

Timing will continue to be important. While 2022 has been extremely challenging some have tried to derive comfort in observing that in several prior negative performance years, municipals have recovered within one year. Perhaps some of that future recovery has already been brought forward into Q4. In addition, there is much discussion and hope for a reversal in mutual fund flows. Exact timing is uncertain, but many market observers expect to see inflows sometime in the first half of 2023. Inflows will depend on continued stability and performance in longer Treasuries. Despite the growing participation of municipal ETFs, which saw inflows of $27 billion in 2022, we believe a return of inflows to open-end mutual funds will be critical to positive fund performance, particularly for longer duration portfolios. Banks and insurance company relative value cross-over investors cannot replace the volume or consistency of market demand that open-end funds provide. And although direct retail and SMA municipal activity continues to grow, it tends to be focused on the shorter end of the curve. In addition, seasonal technical factors will continue to matter, as the level of “net supply” (primary market new issue dollars minus available reinvestment dollars) affects yield levels and suggest tactical entry and exit points.

Credit Matters. Overall, we believe the state of municipal credit is sound. The combination of substantial federal pandemic aid and reasonable spending discipline over the past several years have served state and local governments well. State tax collections through 9/30/22 were up 16% compared to the same period for 2021. But if overall economic conditions weaken into the second half of 2023, we expect to see slowing growth in revenue for state and local credits. Recent tax revenues along with prior federal aid have helped bolster general and rainy-day fund balances and they are reasonably well-positioned to navigate through this challenge. Given the expected greater resiliency of higher-grade issuers, and as of December 31, 2022, we anticipate being biased toward these credits in the Fund’s municipal portfolio in the coming year. Strong general obligation and essential service revenue credits (water & sewer, power, toll roads, airports) are best positioned to navigate through a challenging economic environment. However, exiting the fiscal year, we do expect to continue to include selective high yield positions in certain sectors that present a total return opportunity based on their specific credit or structural features and/or which we anticipate will be in demand as fund flows reverse.

Thank you very much for your investment in the Shelton Tactical Credit Fund.

5

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

Shelton Emerging Markets Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Emerging Markets Fund	-14.33	2.34	3.71	4.58
MSCI Emerging Markets Index	-20.09	-1.40	1.44	N/A

Shelton Emerging Markets Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Emerging Markets Fund	-14.56	2.09	3.48	4.35
MSCI Emerging Markets Index	-20.09	1.40	1.44	3.91

Shelton International Select Equity Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception (Annualized)
Shelton International Select Equity Fund	-19.29	1.49	6.05
MSCI ACWI Ex USA (NET) Index	-16.00	0.88	4.87

Shelton International Select Equity Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception (Annualized)
Shelton International Select Equity Fund	-19.47	1.23	5.78
MSCI ACWI Ex USA (NET) Index	-16.00	0.88	4.87

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

Shelton Tactical Credit Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception (Annualized)
Shelton Tactical Credit Fund	-7.27	2.28	3.18
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.38

Shelton Tactical Credit Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/Benchmark	One Year	Five Year (Annualized)	Since Inception (Annualized)
Shelton Tactical Credit Fund	-7.42	2.03	2.94
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.38

7

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2022 to December 31, 2022.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Net Annual Expense Ratio
Shelton Emerging Markets Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,034	$9.07	1.77%
Based on Hypothetical 5% Return before expenses	$1,000	$1,016	$8.99	1.77%
Investor Shares
Based on Actual Fund Return	$1,000	$1,033	$10.40	2.03%
Based on Hypothetical 5% Return before expenses	$1,000	$1,015	$10.31	2.03%
Shelton International Select Equity Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,051	$5.17	1.00%
Based on Hypothetical 5% Return before expenses	$1,000	$1,020	$5.09	1.00%
Investor Shares
Based on Actual Fund Return	$1,000	$1,050	$6.46	1.25%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.36	1.25%
Shelton Tactical Credit Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,015	$8.74	1.72%
Based on Hypothetical 5% Return before expenses	$1,000	$1,016	$8.74	1.72%
Investor Shares
Based on Actual Fund Return	$1,000	$1,014	$10.00	1.97%
Based on Hypothetical 5% Return before expenses	$1,000	$1,015	$10.01	1.97%

*Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

About Your Fund’s Expenses (Unaudited) December 31, 2022

8

Top Holdings and Sector Breakdowns (Unaudited) December 31, 2022

Shelton Emerging Markets Fund

Security		Market Value	Percentage of Total Investment

25%
20%
15%
10%
5%
0%
6.5%
10.6%
12.8%
21.4%
4.7%
20.1%
3.1%
20.8%
Basic Materials
Communications
Consumer, Cyclical
Consumer, Non-cyclical
Energy
Financial
Industrial
Information Technology

1	Taiwan Semiconductor Manufacturing Co Ltd	$1,437,079	6.2%
2	Samsung Electronics Co Ltd	1,080,862	4.7%
3	Itausa SA	1,032,497	4.5%
4	Regional SAB de CV	971,710	4.2%
5	Kimberly-Clark de Mexico SAB de CV	960,319	4.2%
6	HDFC Bank Ltd	943,716	4.1%
7	Infosys Ltd	867,145	3.8%
8	Shenzhen International Holdings Ltd	867,023	3.8%
9	BIM Birlesik Magazalar AS	837,125	3.6%
10	Bangkok Bank PCL	819,919	3.6%

Shelton International Select Equity Fund

Security		Market Value	Percentage of Total Investment
1	HDFC Bank Ltd	$4,090,097	5.3%
2	Shin-Etsu Chemical Co Ltd	3,992,561	5.2%
3	BNP Paribas SA	3,857,731	5.0%
4	Deutsche Post AG	3,684,125	4.8%
5	AIA Group Ltd	3,501,771	4.6%
6	DBS Group Holdings Ltd	3,463,872	4.5%
7	Nestle SA	3,322,369	4.3%
8	Eni SpA	3,108,346	4.1%
9	Taiwan Semiconductor Manufacturing Co Ltd	3,053,271	4.0%
10	CRH PLC	3,001,777	3.9%

Shelton Tactical Credit Fund

Security		Market Value	Percentage of Total Investment

60%
50%
40%
30%
20%
10%
0%
2.6%
13.0%
12.3%
7.0%
6.3%
56.6%
2.2%
Communications
Consumer, Cyclical
Consumer, Non-cyclical
Energy
Financial
Government
Industrial

1	Energy Ventures Gom LLC / EnVen Finance Corp	$1,397,250	4.0%
2	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc	1,226,157	3.5%
3	PetSmart Inc / PetSmart Finance Corp	1,173,991	3.4%
4	State of California	1,111,601	3.2%
5	Massachusetts Bay Transportation Authority Assessment Revenue	1,098,698	3.2%
6	Southeastern Pennsylvania Transportation Authority	1,096,831	3.1%
7	Iron Mountain Inc	1,090,250	3.1%
8	Port Authority of New York & New Jersey	1,082,458	3.1%
9	Michigan State Building Authority	1,081,422	3.1%
10	District of Columbia Water & Sewer Authority	1,080,246	3.1%

** Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See accompanying notes to financial statements.

9

Shelton Emerging Markets FundPortfolio of Investments (Continued)12/31/22

Shelton Emerging Markets FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (96.96%)

Brazil (6.99%)
Itausa SA	641,410	$1,032,497
Petroleo Brasileiro SA	48,000	254,591
Sendas Distribuidora SA	100,800	371,236
Total Brazil		1,658,324

China (23.19%)
Alibaba Group Holding Ltd*	61,100	675,143
BYD Co Ltd	16,700	412,067
CMOC Group Ltd	945,000	435,843
Fuyao Glass Industry Group Co Ltd (144A)	33,200	139,298
Ganfeng Lithium Group Co Ltd (144A)	24,500	182,991
Haier Smart Home Co Ltd	238,100	811,407
Hygeia Healthcare Holdings Co Ltd (144A)*	24,000	172,185
Kingsoft Corp Ltd	46,000	153,813
Kuaishou Technology (144A)*	43,000	391,406
NetEase Inc	14,000	205,366
Ping An Insurance Group Co of China Ltd	28,600	189,248
Xinyi Solar Holdings Ltd	354,383	392,267
Yadea Group Holdings Ltd (144A)	360,500	603,176
Zhuzhou CRRC Times Electric Co Ltd	78,000	387,223
Zijin Mining Group Co Ltd	261,100	353,906
Total China		5,505,339

Hong Kong (6.09%)
ASMPT Ltd	62,800	447,734
Kingboard Laminates Holdings Ltd	118,000	129,707
Shenzhen International Holdings Ltd	883,500	867,023
Total Hong Kong		1,444,464

India (8.84%)
Dr Reddy’s Laboratories Ltd	3,500	181,125
HDFC Bank Ltd	13,795	943,716
ICICI Bank Ltd	4,800	105,072
Infosys Ltd#	48,148	867,145
Total India		2,097,058

Indonesia (5.34%)
Bank Rakyat Indonesia Persero Tbk PT	782,175	248,949
Adaro Energy Indonesia Tbk PT	877,800	217,739
Indofood CBP Sukses Makmur Tbk PT	677,000	436,183
Astra International Tbk PT	496,900	182,484
Sarana Menara Nusantara Tbk PT	2,566,200	181,871
Total Indonesia		1,267,226

Mexico (8.14%)
Kimberly-Clark de Mexico SAB de CV	565,900	960,319
Regional SAB de CV	134,300	971,710
Total Mexico		1,932,029

South Africa (1.62%)
Gold Fields Ltd	37,000	383,541

10

See accompanying notes to financial statements.

Shelton Emerging Markets FundPortfolio of Investments (Continued)12/31/22

Security Description	Shares	Value
South Korea (15.33%)
Samsung Fire & Marine Insurance Co Ltd	2,000	$317,657
Hyundai Motor Co	1,767	211,891
Samsung SDI Co Ltd*	1,142	535,984
Samsung Electronics Co Ltd	24,612	1,080,862
SK Innovation Co Ltd*	1,700	207,906
CJ CheilJedang Corp	600	181,303
Dentium Co Ltd	9,500	754,435
F&F Co Ltd / New	1,800	206,556
Doosan Bobcat Inc	5,100	140,134
Total South Korea		3,636,728

Taiwan (12.11%)
Accton Technology Corp	86,300	658,318
MediaTek Inc	28,700	583,504
Sporton International Inc	28,450	193,887
Taiwan Semiconductor Manufacturing Co Ltd	98,500	1,437,079
Total Taiwan		2,872,788

Thailand (5.05%)
Bangkok Bank PCL	191,800	819,919
Charoen Pokphand Foods PCL	528,000	378,221
Total Thailand		1,198,140

Turkey (3.53%)
BIM Birlesik Magazalar AS	114,400	837,125

Uruguay (0.73%)
MercadoLibre Inc*,#	205	173,479

Total Common Stock (Cost $20,082,153)		23,006,241

Collateral Received For Securities on Loan (4.52%)
Mount Vernon Liquid Assets Portfolio, 7-Day Yield: 4.56% (Cost $1,072,255)	1,072,255	1,072,255

Total Investments (Cost $21,154,408) (101.48%)		$24,078,496
Other Net Assets (-1.48%)		(351,799)
Net Assets (100.00%)		$23,726,697

*Non-income producing security.

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2022, these securities had a total aggregate market value of $1,489,056, which represented approximately 6.28% of net assets.

#Loaned security; a portion of this security is on loan at December 31, 2022 in the aggregate amount of $1,029,405.

See accompanying notes to financial statements.

11

Shelton International Select Equity FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (100.57%)

Australia (2.69%)
Qantas Airways Ltd*	238,384	$975,347
South32 Ltd	199,084	542,131
Woodside Energy Group Ltd	21,800	525,966
Total Australia		2,043,444

Belgium (0.77%)
KBC Group NV	9,068	583,366

Britain (5.74%)
BP PLC	125,081	718,079
Dr Martens PLC	232,100	534,782
Halma PLC	17,000	405,672
RS GROUP PLC	61,400	664,681
Unilever PLC#	40,662	2,047,332
Total Britain		4,370,546

Canada (4.01%)
Element Fleet Management Corp	180,750	2,463,043
Kinross Gold Corp	145,200	591,975
Total Canada		3,055,018

China (6.78%)
BYD Co Ltd	13,000	320,771
Genscript Biotech Corp*	168,000	534,849
Innovent Biologics Inc (144A)*	164,000	703,856
Lenovo Group Ltd	1,895,400	1,556,518
Ping An Insurance Group Co of China Ltd	233,900	1,547,733
Wuxi Biologics Cayman Inc (144A)*	65,000	498,394
Total China		5,162,121

France (11.65%)
BNP Paribas SA	67,657	3,857,731
L’Oreal SA	7,912	2,826,259
LVMH Moet Hennessy Louis Vuitton SE	3,000	2,184,067
Total France		8,868,057

Germany (4.84%)
Deutsche Post AG	97,800	3,684,125

Hong Kong (6.87%)
AIA Group Ltd	314,900	3,501,771
ESR Group Ltd (144A)	183,000	384,026
SITC International Holdings Co Ltd	397,200	883,394
WH Group Ltd (144A)	792,000	460,656
Total Hong Kong		5,229,847

India (5.37%)
HDFC Bank Ltd	59,788	4,090,097

Ireland (3.94%)
CRH PLC	75,746	3,001,777

Italy (4.08%)
Eni SpA	218,492	3,108,346

12

See accompanying notes to financial statements.

Shelton International Select Equity FundPortfolio of Investments (Continued)12/31/22

Security Description	Shares	Value
Japan (18.53%)
Canon Inc	35,100	$763,578
Daikin Industries Ltd	11,400	1,754,367
Hirose Electric Co Ltd	5,800	733,500
Kyowa Kirin Co Ltd	34,000	782,258
Mitsubishi Electric Corp	240,000	2,401,627
Miura Co Ltd	48,700	1,127,890
Murata Manufacturing Co Ltd	16,000	803,041
Nomura Research Institute Ltd	18,700	443,776
Santen Pharmaceutical Co Ltd	155,500	1,272,328
Shin-Etsu Chemical Co Ltd	32,300	3,992,561
Total Japan		14,074,926

Singapore (4.55%)
DBS Group Holdings Ltd	136,778	3,463,872

South Africa (1.77%)
Sanlam Ltd	470,200	1,348,085

South Korea (6.47%)
GS Holdings Corp*	46,600	1,620,908
Hanmi Pharm Co Ltd	3,571	845,098
Mirae Asset Securities Co Ltd	113,200	546,573
Orion Corp	8,000	813,202
Samsung Electronics Co Ltd	25,000	1,097,902
Total South Korea		4,923,683

Switzerland (5.39%)
Nestle SA	28,805	3,322,369
Straumann Holding AG	6,840	781,215
Total Switzerland		4,103,584

Taiwan (4.01%)
Taiwan Semiconductor Manufacturing Co Ltd	40,989	3,053,271

Thailand (1.74%)
Bangkok Bank PCL	310,500	1,327,345

Turkey (1.37%)
Turkiye Sise ve Cam Fabrikalari AS	454,915	1,043,641

Total Common Stock (Cost $77,714,949)		76,535,151

Collateral Received For Securities on Loan (0.76%)
Mount Vernon Liquid Assets Portfolio, 7-Day Yield: 4.56% (Cost $575,926)	575,926	575,926

Total Investments (Cost $78,290,875) (101.33%)		$77,111,077
Other Net Assets (-1.33%)		(1,008,724)
Net Assets (100.00%)		$76,102,353

*Non-income producing security.

#Loaned security; a portion of this security is on loan at December 31, 2022 in the amount of $560,345.

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2022, these securities had a total aggregate market value of $2,046,932, which represented approximately 2.69% of net assets.

See accompanying notes to financial statements.

13

Shelton Tactical Credit FundPortfolio of Investments12/31/22

Security Description/Long Positions	Shares	Value
Common Stock (0.12%)

Financial (0.07%)
CBL & Associates Properties Inc	1,000,000	$10,000
CBL & Associates Properties Inc	1,526,000	15,260
Total Financial		25,260

Consumer, Non-cyclical (0.05%)
Pyxus International Inc*	83,441	18,357

Energy (0.00%)
CHC Group LLC*,#,(a)	9,358	—

Total Common Stock (Cost $1,990,841)		43,617

Security Description/Long Positions	Par Value	Value
Corporate Debt (42.22%)

Communications (2.46%)
Directv Financing LLC / Directv Financing Co-Obligor Inc, 5.875%, 8/15/2027 (144A)	1,000,000	894,660

Consumer, Cyclical (14.97%)
The Bon-Ton Department Stores Inc, 8.000%, 6/15/2021(b),(c)	4,958,932	3,794
Guitar Center Inc, 8.500%, 1/15/2026 (144A)	1,250,000	1,027,322
Hawaiian Brand Intellectual Property Ltd / HawaiianMiles Loyalty Ltd, 5.750%, 1/20/2026 (144A)(c)	1,000,000	905,000
PetSmart Inc / PetSmart Finance Corp, 7.750%, 2/15/2029 (144A)(c)	1,250,000	1,173,991
Titan International Inc, 7.000%, 4/30/2028(c)	1,000,000	944,121
Victoria’s Secret & Co, 4.625%, 7/15/2029 (144A)	750,000	588,825
WMG Acquisition Corp, 3.000%, 2/15/2031 (144A)	1,000,000	799,090
Total Consumer, Cyclical		5,442,143

Consumer, Non-cyclical (10.00%)
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 3.750%, 12/1/2031 (144A)	1,500,000	1,226,157
Kraft Heinz Foods Co, 4.375%, 6/1/2046	500,000	409,278
Triton Water Holdings Inc, 6.250%, 4/1/2029 (144A)	1,250,000	1,002,675
United Rentals North America Inc, 6.000%, 12/15/2029 (144A)	1,000,000	993,750
Total Consumer, Non-cyclical		3,631,860

Energy (6.73%)
Energy Ventures Gom LLC / EnVen Finance Corp, 11.750%, 4/15/2026 (144A)(c)	1,350,000	1,397,250
Talos Production Inc, 12.000%, 1/15/2026	1,000,000	1,051,665
Total Energy		2,448,915

Financial (5.94%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.850%, 10/29/2041	1,500,000	1,066,599
Iron Mountain Inc, 4.875%, 9/15/2029 (144A)	1,250,000	1,090,250
Total Financial		2,156,849

Industrial (2.14%)
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC, 9.625%, 1/15/2022#,(a)	548,153	—
Great Lakes Dredge & Dock Corp, 5.250%, 6/1/2029 (144A)	1,000,000	777,400
Total Industrial		777,400

Total Corporate Debt (Cost $17,866,825)		15,351,827

14

See accompanying notes to financial statements.

Shelton Tactical Credit FundPortfolio of Investments (Continued)12/31/22

Security Description/Long Positions	Par Value	Value
Municipal Bonds (54.27%)

Development (3.22%)
California Pollution Control Financing Authority, 7.500%, 7/1/2032 (144A)(b)	250,000	$145,000
California Pollution Control Financing Authority, 8.000%, 7/1/2039 (144A)(b)	2,050,000	1,025,000
Total Development		1,170,000

General Obligation (19.64%)
State of California, 5.000%, 4/1/2042	1,000,000	1,111,601
Massachusetts Bay Transportation Authority Assessment Revenue, 5.000%, 7/1/2052	1,000,000	1,098,695
Michigan State Building Authority, 5.250%, 10/15/2057	1,000,000	1,081,422
County of Montgomery MD, 3.650%, 11/1/2037(d)	200,000	200,000
City of New York NY, 3.400%, 10/1/2046(d)	500,000	500,000
New York City Transitional Finance Authority Future Tax Secured Revenue, 3.650%, 2/1/2045(d)	300,000	300,000
New York State Thruway Authority, 5.000%, 3/15/2048	785,000	836,338
Puerto Rico Public Finance Corp, 5.500%, 8/1/2031(a),(c)	400,000	12,000
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, 5.000%, 7/1/2058(c)	1,000,000	907,930
Southeastern Pennsylvania Transportation Authority, 5.250%, 6/1/2047	1,000,000	1,096,831
Total General Obligation		7,144,817

Higher Education (2.06%)
Connecticut State Health & Educational Facilities Authority, 2.950%, 7/1/2036(d)	600,000	600,000
Connecticut State Health & Educational Facilities Authority, 2.750%, 7/1/2042(d)	150,000	150,000
Total Higher Education		750,000

Housing (2.70%)
California Municipal Finance Authority, 5.000%, 5/15/2051(c)	1,000,000	980,620

Medical (8.41%)
County of Cuyahoga OH, 5.500%, 2/15/2052(c)	1,000,000	1,013,718
Massachusetts Development Finance Agency, 5.000%, 7/1/2044(c)	1,000,000	1,004,934
Pennsylvania Higher Educational Facilities Authority, 5.000%, 8/15/2042	1,000,000	1,039,109
Total Medical		3,057,761

Power (2.89%)
Los Angeles Department of Water & Power, 5.000%, 7/1/2047	1,000,000	1,050,210

Tobacco Settlement (2.39%)
Buckeye Tobacco Settlement Financing Authority, 5.000%, 6/1/2055	1,000,000	868,001

Transportation (7.34%)
Maryland State Transportation Authority, 5.000%, 7/1/2046	1,000,000	1,078,882
Port Authority of New York & New Jersey, 5.000%, 12/1/2047	1,000,000	1,082,458
Texas Private Activity Bond Surface Transportation Corp, 7.000%, 12/31/2038(c)	500,000	509,237
Total Transportation		2,670,577

Water (5.62%)
District of Columbia Water & Sewer Authority, 5.000%, 10/1/2047	1,000,000	1,080,246
New York City Municipal Water Finance Authority, 3.650%, 6/15/2050(d)	500,000	500,000
New York City Municipal Water Finance Authority, 4.000%, 6/15/2049	500,000	463,989
Total Water		2,044,235

Total Municipal Bonds (Cost $21,866,882)		$19,736,221

See accompanying notes to financial statements.

15

Shelton Tactical Credit FundPortfolio of Investments (Continued)12/31/22

Security Description/Long Positions	Par Value	Value
Term Loans (1.77%)
Pyxus International Loan, 3M US LIBOR (floor 1.500%) + 8.000%, 2/24/2025(d)	734,082	$642,322

Total Term Loans (Cost $726,461)		642,322

Contracts
Purchased Options - Puts (0.06%)
10-Year US Treasury Note Futures
Notional amount $8,287,500, premiums paid $39,844, exercise price $110.50, expires 1/30/23*	75	$23,438

Total Purchased Options - Puts (Cost $39,844)		23,438

Total Long Positions (Cost $42,490,853) (98.44%)		$35,797,425
Other Net Assets (1.56%)		566,185
Net Assets (100.00%)		$36,363,610

Security Description/Short Positions
Short Corporate Debt (-2.56%)

Consumer, Cyclical (-2.56%)
American Airlines Inc/AAdvantage Loyalty IP Ltd, 5.750%, 4/20/2029 (144A)	(500,000)	$(456,096)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 5.500%, 3/1/2025 (144A)	(500,000)	(474,673)

Total Short Corporate Debt (Proceeds $974,339)		$(930,769)

*Non income security.

#Security is illiquid.

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2022, these securities had a total aggregate market value of $12,062,701, which represented approximately 33.20% of net assets.

(a)Level 3 security fair valued under procedures established by the Board of Trustees and the valuation designee of the Funds represents 0.00% of net assets. The aggregate value of the fair value securities is $0.00.

(b)Defaulted security.

(c)A portion of this security serves as collateral for securities sold short. The total value of collateral as of December 31, 2022 is $8,951,950.

(d)Variable rate security.

16

See accompanying notes to financial statements.

Statements of Assets & Liabilities December 31, 2022

	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund
Assets
Investments in securities
Cost of investments	$21,154,408	$78,290,875	$42,451,010
Cost of purchased options	—	—	39,844
Fair value of investments (Note 1)*	24,078,496	77,111,077	35,773,987
Fair value of purchased options (Note 1)	—	—	23,438
Cash	462,556	1,256,561	151,023
Cash held at broker	—	—	1,020,786
Interest receivable	—	—	573,800
Dividend receivable	66,698	124,496	—
Reclaim receivable	—	489,183	—
Receivable from investment advisor	—	28,451	742
Receivable for fund shares sold	271,620	49,013	11,010
Prepaid expenses	16,518	59,655	8,730
Other receivables	17	193	—
Total assets	$24,895,905	$79,118,629	$37,563,516

Liabilities
Payables and other liabilities
Short positions, at value (proceeds $974,339)	—	—	930,769
Collateral for securities loaned	1,072,255	575,926	—
Interest payable	—	—	14,837
Payable for fund shares repurchased	12,816	1,966,040	162,636
Payable to investment advisor	20,170	57,094	39,859
Distributions payable	7,079	288,619	3,121
Accrued 12b-1 fees	195	1,495	798
Accrued administration fees	1,897	6,384	2,931
Accrued CCO fees	1,103	28,561	2,224
Accrued custody fees	—	—	239
Accrued expenses	13,235	27,544	15,897
Accrued fund accounting fees	5,561	12,418	18,138
Accrued registration fees	5,944	—	—
Accrued transfer agent fees	28,561	50,509	7,597
Accrued trustee fees	392	1,686	860
Total liabilities	1,169,208	3,016,276	1,199,906

Net assets	$23,726,697	$76,102,353	$36,363,610

Net assets at December 31, 2022 consist of
Paid-in capital	$22,954,823	$132,495,094	$48,572,959
Distributable earnings/(loss)	771,874	(56,392,741)	(12,209,349)
Total net assets	$23,726,697	$76,102,353	$36,363,610

Net assets
Institutional Shares	$22,812,226	$69,445,671	$32,839,079
Investor Shares	$914,471	$6,656,682	$3,524,531

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	1,360,953	3,337,174	3,287,503
Investor Shares (no par value, unlimited shares authorized)	55,314	329,449	353,303

Net asset value per share
Institutional Shares	$16.76	$20.81	$9.98
Investor Shares	$16.53	$20.21	$9.97

*Securities are on loan in the amount of 1,029,405, 560,345, and -- respectively.

See accompanying notes to financial statements.

17

Statements of Operations December 31, 2022

	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund
	Year Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2022
Investment income
Interest income	$—	$—	$1,722,627
Dividend income (net of foreign tax witheld: $84,324, $419,845 and $- respectively)	653,920	3,524,741	2,208
Reclaim income	—	263,435	—
Income from securities lending, net	693	3,352	—
Total	$654,613	$3,791,528	$1,724,835

Expenses
Management fees (Note 2)	$235,896	$905,091	$459,541
Administration fees (Note 2)	21,876	113,168	36,426
Transfer agent fees	22,937	81,430	16,082
Accounting services	20,576	37,907	25,666
Custodian fees	27,639	38,223	5,614
Legal and audit fees	16,545	30,956	14,451
CCO fees (Note 2)	2,724	16,559	4,857
Trustees fees	6,018	6,485	6,208
Insurance	870	3,906	1,308
Printing	16,669	22,633	13,247
Broker Fees	—	—	13,705
Registration and dues	45,812	63,319	21,999
Interest on short positions	—	—	110,864
Interest Expense	—	6,102	—
12b-1 fees Investor Shares (Note 2)	2,629	41,653	10,287
Total expenses	$420,191	$1,367,432	$740,255
Less reimbursement from advisor (Note 2)	—	(95,263)	(55,297)
Net expenses	$420,191	$1,272,169	$684,958
Net investment income	$234,422	$2,519,359	$1,039,877

Realized and unrealized gain/(loss) on investments and securities sold short
Net realized gain/(loss) from security transactions and foreign currency	$430,380	$(14,250,414)	$(610,495)
Net realized gain/(loss) from futures contracts	(8,571)	(8,571)	(31,565)
Net realized gain/(loss) from purchased option contracts	—	—	1,111,713
Total Net Realized gain/(loss)	421,809	(14,258,985)	469,653

Change in unrealized appreciation/(depreciation) of investments and securities sold short	(4,270,515)	(23,798,311)	(4,681,370)
Change in unrealized appreciation/(depreciation) of purchased option contracts	—	—	76,172
Change in unrealized appreciation/(depreciation) of written option contracts	—	—	—
Net realized and unrealized gain/(loss) on investments	$(3,848,706)	$(38,057,296)	$(4,135,545)
Net increase/(decrease) in net assets resulting from operations	$(3,614,284)	$(35,537,937)	$(3,095,668)

18

See accompanying notes to financial statements.

Statements of Changes in Net Assets December 31, 2022

	Shelton Emerging Markets Fund		Shelton International Select Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income/(loss)	$234,422	$(2,001)	$2,519,359	$943,461
Net realized gain/(loss) from security transactions and foreign currency	430,380	1,083,131	(14,250,414)	13,530,520
Net realized gain/(loss) from futures contracts	(8,751)	—	(8,751)	—
Change in unrealized appreciation/(depreciation) of investments	(4,270,515)	(895,880)	(23,798,311)	(5,399,908)
Net increase/(decrease) in net assets resulting from operations	(3,614,284)	185,250	(35,537,937)	9,074,073

Distributions to shareholders
Distributions
Institutional Shares	(337,952)	(571,045)	(3,728,499)	(960,307)
Investor Shares	(13,674)	(24,193)	(486,201)	(121,712)
Institutional Return of Capital	—	—	—	—
Investor Return of Capital	—	—	—	—
Total Distributions	(351,626)	(595,238)	(4,214,700)	(1,082,019)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(4,024,900)	4,790,318	(63,868,978)	27,975,743
Total increase/(decrease)	(7,990,810)	4,380,330	(103,621,615)	35,967,797

Net assets
Beginning of year	31,717,507	27,337,177	179,723,968	143,756,171
End of year	$23,726,697	$31,717,507	$76,102,353	$179,723,968

	Shelton Tactical Credit Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income/(loss)	$1,039,877	$1,050,639
Net realized gain/(loss) from security transactions and foreign currency	(610,495)	341,934
Net realized gain/(loss) from futures contracts	(31,565)	(48,363)
Net realized gain/(loss) from purchased option contracts	1,111,713	(170,979)
Net realized gain/(loss) from written options contracts	—	74,599
Change in unrealized appreciation/(depreciation) of investments	(4,681,370)	1,949,932
Change in unrealized appreciation/(depreciation) of purchased option contracts	76,172	117,570
Change in unrealized appreciation/(depreciation) of written option contracts	—	(88,726)
Net increase/(decrease) in net assets resulting from operations	(3,095,668)	3,226,606

Distributions to shareholders
Distributions
Institutional Shares	(884,778)	(1,608,706)
Investor Shares	(94,279)	(156,372)
Institutional Return of Capital	(70,918)	—
Investor Return of Capital	(7,622)	—
Total Distributions	(1,057,597)	(1,765,078)

Capital share transactions
Increase/(Decrease) in net assets resulting from capital share transactions	(14,270,859)	6,343,472
Total increase/(decrease)	(18,424,124)	7,805,000

Net assets
Beginning of year	54,787,734	46,982,734
End of year	$36,363,610	$54,787,734

See accompanying notes to financial statements.

19

Statements of Changes in Net Assets December 31, 2022 (Continued)

Shelton Emerging Markets Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	463,485	$7,831,669	589,630	$11,944,791	18,540	$327,044	37,005	$746,324
Shares issued in reinvestment of distributions	19,767	331,291	28,375	563,525	802	13,256	1,193	23,422
Shares repurchased	(655,805)	(12,055,855)	(365,861)	(7,406,200)	(28,173)	(472,305)	(53,793)	(1,081,544)
Net increase/(decrease)	(172,553)	$(3,892,895)	252,145	$5,102,116	(8,831)	$(132,005)	(15,596)	$(311,797)

Shelton International Select Equity Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,443,531	$33,913,204	2,980,379	$80,420,547	185,792	$4,348,110	738,870	$19,758,599
Shares issued in reinvestment of distributions	167,300	3,481,522	33,630	914,749	21,997	444,552	4,396	118,881
Shares repurchased	(3,770,689)	(83,760,269)	(2,479,669)	(66,635,278)	(995,874)	(22,296,097)	(244,815)	(6,601,755)
Net increase/(decrease)	(2,159,858)	$(46,365,543)	534,341	$14,700,019	(788,085)	$(17,503,435)	498,452	$13,275,724

Shelton Tactical Credit Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	789,979	$8,297,127	1,079,371	$12,043,444	50,538	$527,195	66,255	$735,922
Shares issued in reinvestment of distributions	93,390	945,293	142,999	1,594,388	9,975	100,884	13,884	154,544
Shares repurchased	(2,134,275)	(22,921,868)	(466,453)	(5,151,960)	(119,349)	(1,219,490)	(276,037)	(3,032,866)
Net increase/(decrease)	(1,250,906)	$(13,679,448)	755,917	$8,485,873	(58,836)	$(591,411)	(195,898)	$(2,142,401)

20

See accompanying notes to financial statements.

Financial Highlights (For a Share Outstanding Throughout Each Year)

Shelton Emerging Markets Fund(a) Institutional Shares(b)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(c)		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$19.86	$20.09	$15.33		$14.82	$16.22	$15.90
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.17	— (e)	(0.04)		0.01	0.31	0.31
Net gain/(loss) on securities (both realized and unrealized)	(3.02)	0.15	4.84		0.87	(1.24)	0.04
Total from investment operations	(2.85)	0.15	4.80		0.88	(0.93)	0.35
LESS DISTRIBUTIONS
Dividends from net investment income	(0.25)	(0.38)	(0.04)		(0.37)	(0.31)	(0.03)
Distributions from capital gains	—	—	—		—	(0.16)	—
Total distributions	(0.25)	(0.38)	(0.04)		(0.37)	(0.47)	(0.03)
Net asset value, end of year or period	$16.76	$19.86	$20.09		$15.33	$14.82	$16.22

Total return	(14.33)%	0.77%	31.29	%(f)	5.78%	(5.60)%	2.21%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$22,812	$30,458	$25,749		$21,354	$41,845	$50,897
Ratio of expenses to average net assets:
Before expense reimbursements	1.77%	1.58%	1.48	%(g)	1.89%	1.78%	1.61%
After expense reimbursements(h)	1.77%	1.56%	1.48	%(g)	1.61%	1.56%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.00%	(0.04)%	(0.88	)%(g)	(0.20)%	1.81%	1.83%
After expense reimbursements	1.00%	0.04%	(0.88	)%(g)	0.08%	2.03%	1.89%
Portfolio turnover	49%	21%	27	%(f)	58%	78%	63%

Investor Shares(i)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(c)		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$19.64	$19.92	$15.20		$14.73	$16.08	$15.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.15	(0.05)	(0.05)		(0.01)	0.14	0.24
Net gain/(loss) on securities (both realized and unrealized)	(3.01)	0.15	4.81		0.84	(1.10)	0.07
Total from investment operations	(2.86)	0.10	4.76		0.83	(0.96)	0.31
LESS DISTRIBUTIONS
Dividends from net investment income	(0.25)	(0.38)	(0.04)		(0.36)	(0.23)	(0.00	)(e)
Distributions from capital gains	—	—	—		—	(0.16)	—
Total distributions	(0.25)	(0.38)	(0.04)		(0.36)	(0.39)	(0.00)
Net asset value, end of year or period	$16.53	$19.64	$19.92		$15.20	$14.73	$16.08

Total return(j)	(14.56)%	0.52%	31.29	%(f)	5.48%	(5.87)%	1.97%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$914	$1,260	$1,588		$1,432	$1,925	$6,436
Ratio of expenses to average net assets:
Before expense reimbursements	2.03%	1.84%	1.73	%(g)	2.54%	2.26%	1.96%
After expense reimbursements(h)	2.03%	1.81%	1.73	%(g)	1.89%	1.81%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.86%	(0.28)%	(1.12	)%(g)	(0.74)%	0.45%	1.32%
After expense reimbursements	0.86%	(0.25)%	(1.12	)%(g)	(0.08)%	0.90%	1.48%
Portfolio turnover	49%	21%	27	%(f)	58%	78%	63%

(a)Formerly named ICON Emerging Markets Fund.

(b)Formerly named ICON Emerging Markets Fund - Class S.

(c)Fund changed its fiscal year end from September 30 to December 31.

(d)Calculated based upon average shares outstanding.

(e)Amount less than $(0.005).

(f)Not annualized.

(g)Annualized.

(h)Effective for the year ended September 30, 2020 and thereafter, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(i)Formerly named ICON Emerging Markets Fund - Class A

(j)Total return calculation excludes sales charges.

See accompanying notes to financial statements.

21

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton International Select Equity Fund Institutional Shares	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$27.20		$25.77	$22.02	$18.35	$21.34
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.47		0.16	0.12	0.29	0.19
Net gain/(loss) on securities (both realized and unrealized)	(5.72)		1.45	3.84	3.84	(2.97)
Total from investment operations	(5.25)		1.61	3.96	4.13	(2.78)
LESS DISTRIBUTIONS
Dividends from net investment income	(1.14)		(0.18)	(0.21)	(0.46)	(0.21)
Distributions from return of capital	—		—	—	—	—
Distributions from capital gains	—		—	—	—	—
Total distributions	(1.14)		(0.18)	(0.21)	(0.46)	(0.21)
Redemption Fees	—		—	—	—	—
Net asset value, end of year	$20.81		$27.20	$25.77	$22.02	$18.35

Total return	(19.29)%		6.23%	18.07%	22.53%	(13.17)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$69,446		$149,505	$127,893	$55,619	$41,424
Ratio of expenses to average net assets:
Before expense reimbursements	1.08	%(c)	0.99%	1.04%	1.12%	1.36%
After expense reimbursements	1.00%		0.99%	0.99%	1.01%	1.17%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.99%		0.61%	0.49%	1.28%	0.73%
After expense reimbursements	2.07%		0.61%	0.54%	1.40%	0.92%
Portfolio turnover	44%		46%	46%	49%	65%

Investor Shares	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$27.04		$25.62	$21.91	$18.29	$21.30
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.47		0.11	0.05	0.24	0.11
Net gain/(loss) on securities (both realized and unrealized)	(5.73)		1.42	3.80	3.83	(2.94)
Total from investment operations	(5.26)		1.53	3.85	4.07	(2.83)
LESS DISTRIBUTIONS
Dividends from net investment income	(1.57)		(0.11)	(0.14)	(0.45)	(0.18)
Distributions from return of capital	—		—	—	—	—
Distributions from capital gains	—		—	—	—	—
Total distributions	(1.57)		(0.11)	(0.14)	(0.45)	(0.18)
Redemption Fees	—		—	—	—	—
Net asset value, end of year	$20.21		$27.04	$25.62	$21.91	$18.29

Total return(b)	(19.47)%		5.97%	17.64%	22.25%	(13.41)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$6,657		$30,219	$15,863	$5,152	$5,904
Ratio of expenses to average net assets:
Before expense reimbursements	1.33	%(c)	1.23%	1.29%	1.38%	1.56%
After expense reimbursements	1.25%		1.23%	1.24%	1.26%	1.38%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.96%		0.40%	0.19%	1.06%	0.33%
After expense reimbursements	2.04%		0.40%	0.24%	1.17%	0.51%
Portfolio turnover	44%		46%	46%	49%	65%

(a)Calculated based upon average shares outstanding.

(b)Total return calculation excludes sales charges.

(c)During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

22

See accompanying notes to financial statements.

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton Tactical Credit Fund Institutional Shares	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019		Year Ended October 31, 2018
Net asset value, beginning of year	$11.07		$10.70		$10.55		$10.53		$10.97		$10.75
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.28		0.23		0.40		0.04		0.12		0.17
Net gain/(loss) on securities (both realized and unrealized)	(1.08)		0.53		0.18		0.02		(0.09)		0.38
Total from investment operations	(0.80)		0.76		0.58		0.06		0.03		0.55
LESS DISTRIBUTIONS
Dividends from net investment income	(0.27)		(0.39)		(0.43)		(0.04)		(0.36)		(0.29)
Distribution of return of capital	(0.02)		—		—		—		—		—
Distributions from capital gains	—		—		—		—		(0.11)		(0.04)
Total distributions	(0.29)		(0.39)		(0.43)		(0.04)		(0.47)		(0.33)
Redemption fees(b)	—		—		—		—		—		—	(c)
Net asset value, end of year	$9.98		$11.07		$10.70		$10.55		$10.53		$10.97

Total return	(7.27)%		7.09%		5.89%		0.60	%(d)	0.37%		5.20%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$32,821		$50,232		$40,473		$69,877		$77,405		$66,195
Ratio of expenses to average net assets:
Before expense reimbursements	1.86	%(e)	2.13	%(e)	3.45	%(e)	2.83	%(e),(f),(g)	3.12	%(e),(f)	5.18	%(e)
After expense reimbursements	1.72	%(e)	2.04	%(e)	3.35	%(e)	2.72	%(e),(f),(g)	3.01	%(e),(f)	4.95	%(e)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.54%		1.97%		3.83%		2.34	%(g)	1.00%		1.38%
After expense reimbursements	2.68%		2.06%		3.93%		2.45	%(g)	1.11%		1.61%
Portfolio turnover	63%		118%		249%		20	%(e)	116%		63%

See accompanying notes to financial statements.

23

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Investor Shares	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019		Year Ended October 31, 2018
Net asset value, beginning of year	$11.05		$10.71		$10.55		$10.54		$10.96		$10.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.25		0.21		0.36		0.04		0.08		0.15
Net gain/(loss) on securities (both realized and unrealized)	(1.07)		0.51		0.21		—		(0.06)		0.37
Total from investment operations	(0.82)		0.72		0.57		0.04		0.02		0.52
LESS DISTRIBUTIONS
Dividends from net investment income	(0.24)		(0.38)		(0.41)		(0.03)		(0.33)		(0.26)
Distribution of return of capital	(0.02)		—		—		—		—		—
Distributions from capital gains	—		—		—		—		(0.11)		(0.04)
Total distributions	(0.26)		(0.38)		(0.41)		(0.03)		(0.44)		(0.30)
Redemption fees(b)	—		—		—		—		—		—	(c)
Net asset value, end of year	$9.97		$11.05		$10.71		$10.55		$10.54		$10.96

Total return(h)	(7.42)%		6.75%		5.77%		0.43	%(d)	0.22%		4.93%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$3,523		$4,556		$6,510		$20,478		$20,942		$12,044
Ratio of expenses to average net assets:
Before expense reimbursements	2.11	%(g)	2.41	%(e)	3.70	%(e)	3.08	%(e),(f),(g)	3.51	%(e),(f)	5.43	%(e)
After expense reimbursements	1.97%		2.31	%(e)	3.60	%(e)	2.97	%(e),(f),(g)	3.45	%(e),(f)	5.20	%(e)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.29%		1.83%		3.51%		1.99	%(f)	0.70%		1.13%
After expense reimbursements	2.43%		1.93%		3.61%		2.10	%(f)	0.76%		1.36%
Portfolio turnover	63%		118%		249%		20	%(d)	116%		63%

(a)Fiscal year end changed from October 31 to December 31.

(b)Based on average shares outstanding for the period.

(c)Amount less than $0.01 per share.

(d)Not annualized.

(e)If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.28% for each class for the year ended December 31, 2022, 0.21% for the year ended December 31, 2021, 1.93% for the year ended December 31, 2020, 1.29% for the period ended December 31, 2019, 1.53% for the year ended October 31, 2019, 3.56% for the year ended October 31, 2018.

(f)Annualized.

(g)As restated to reflect the inclusion of interest and fees on borrowings and short sale arrangements previously netted against interest income, which increased the ratios by 0.29% for the two months ended December 31, 2019 and 0.87% for the year ended October 31, 2019. The restatement had no effect on the net asset value, per share data, net investment income ratios and total returns.

(h)Total return calculation excludes sales charges.

(i)During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

24

SCM TrustNotes to Financial StatementsDecember 31, 2022

Note 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. As of December 31, 2022, the Trust consists of ten separate series, 3 of which are included in these financial statements. Shelton Capital Management (“Shelton”) serves as Investment Advisor (the “Advisor”) to the funds of the Trust.

The Shelton Emerging Markets Fund (“Emerging Markets Fund”) is an open-end diversified series of the Trust. The inception date of the Fund is February 25, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to the ICON Emerging Markets Fund, a series of ICON Funds, pursuant to a reorganization that occurred after the close of business on June 26, 2020. All historic performance and financial information presented is that of the ICON Emerging Markets Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Emerging Markets Fund.

Shelton Tactical Credit Fund (“Tactical Credit Fund”) is an open-end, diversiﬁed series of the Trust. The inception date is December 12, 2013. The Fund’s investment objective is to seek current income and capital appreciation. Eﬀective July 1, 2016, Shelton Capital Management became the advisor to the Fund. The Tactical Credit Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on March 17, 2017. Prior to March 17, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares and Class C Shares of the former Tactical Credit Fund received Investor Shares of the successor Tactical Credit Fund and holders of Advisor Class Shares of the former Tactical Credit Fund received Institutional Shares of the successor Tactical Credit Fund. On June 19, 2019, the shareholders of the Cedar Ridge Unconstrained Credit Fund (the “Cedar Ridge Fund”) approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton Tactical Credit Fund. Cedar Ridge Unconstrained Credit Fund is the performance and accounting survivor of the reorganization, Shelton Tactical Credit is the legal and tax survivor. The reorganization was effective as of the close of business on June 21, 2019.

Shelton International Select Equity Fund (“International Select Fund”, and together with the Emerging Markets Fund, and the Tactical Credit Fund, each a “Fund” and collectively, the “Funds”) is an open-end, diversiﬁed series of the Trust. The inception date is July 18, 2016. The Fund’s investment objective is to achieve long-term capital appreciation. Eﬀective July 18, 2016, Shelton became the advisor to the Fund. The International Select Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on July 28, 2017. Prior to July 28, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares of the former International Select Fund received Investor Shares of the successor International Select Equity Fund and holders of Class I Shares of the former International Select Equity Fund received Institutional Shares of the successor International Select Equity Fund.

On June 3, 2020, the shareholders of the ICON International Equity Fund, a series of ICON Funds approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton International Select Equity Fund. The International Select Fund is the performance and accounting, legal and tax survivor of the reorganization. The reorganization was effective as of the open of business on June 29, 2020. See Note 6 for more information.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codiﬁcation Topic 946, Financial Services – Investment Companies.

(a) Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith by the Pricing Committee of the Advisor, the Funds’ valuation designee pursuant to Rule 2a-5. The Board has delegated to the Pricing Committee of the Advisor the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c) Short Sales — Short sales are transactions under which the Tactical Credit Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

25

SCM TrustNotes to Financial StatementsDecember 31, 2022

(e) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Tax reclaims are recorded on ex-dividend date. The Fund Accountant reconciles reclaims on their books to the Custodian’s on a semi-annual basis and provides this reconciliation to the Fund Administrator. The reconciliation provides substantial detail about each of the receivables and this data is reviewed against Shelton’s policy to determine reclaims that should be recorded or written off. Tax reclaims which are deemed de-minimis or uncollectible by the Fund Administrator are not recorded. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method or, where applicable, to the first call date of the securities.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses. These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — The Shelton Emerging Markets Fund seeks to replicate the performance of its sectors. From time to time this replication may lead a Fund to concentrate in stocks of a particular sector, category or group of companies, which could cause each Fund to underperform the overall stock market.

The Tactical Credit Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

(h) Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital Management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i) Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(j) Accounting for Uncertainty in Income Taxes — The Funds recognize the tax beneﬁts of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax beneﬁts should be recorded related to uncertain tax positions taken on returns ﬁled for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax beneﬁts will change materially in the next twelve months.

(k) Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

26

SCM TrustNotes to Financial StatementsDecember 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Funds’ securities at December 31, 2022 using fair value hierarchy:

Emerging Markets Fund	Level 1(a),(b)		Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$2,270,537		$20,735,704	$—	$23,006,241
Investments Purchased With Proceeds From Securities Lending	—	(d)	—	—	1,072,255
Total	$2,270,537		$20,735,704	$—	$24,078,496

International Select Fund	Level 1(a),(b)		Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$15,568,086		$60,967,065	$—	$76,535,151
Investments Purchased With Proceeds From Securities Lending	—	(d)	—	—	575,926
Total	$15,568,086		$60,967,065	$—	$77,111,077

Tactical Credit Fund – Assets	Level 1(a),(b)	Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$41,795	$35,755,630	$—	$35,797,425
Total	$41,795	$35,755,630	$—	$35,797,425

Tactical Credit Fund – Liabilities	Level 1(a),(b)	Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$—	$930,769	$—	$930,769
Total	$—	$930,769	$—	$930,769

(a)It is the Funds’ policy to recognize transfers between levels on the last day of the fiscal reporting period.

(b)All publicly traded common stocks and purchased options held by the Funds are classified as level 1 securities, except as otherwise noted on the Portfolio of Investments for Tactical Credit Fund. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

(c)All corporate bonds, municipal bonds, and term loans held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

(d)Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Level 3 Securities
Tactical Credit Fund
Beginning Balance	$0
Net Purchases	—
Net Sales	—
Total Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	2,868
Distributions	(2,868)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance	$0

	Fair Value as of 12/31/2022	Unobservable Input	Valuation Techniques	Input Values	Impact to valuation from an increase to input
Tactical Credit Fund
CHC Group LLC	$—	Estimated future cash flows	Market assessment	$0	Increase
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC	$—	Estimated future cash flows	Market assessment	$0	Increase

CHC Group LLC - The security trades infrequently on pink sheets and no active bids or offers are observed. The equity was substantially diluted by a recent recapitalization transaction.

Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC - Substantially all cash distributions have been received for this bond in liquidation.  Pricing vendors have ceased providing valuations, however, it is still held at the Custodian and registered at DTC in the event that there may be further immaterial distributions before the security is eventually canceled.

(l) Disclosure about Derivative Instruments and Hedging Activities — The Tactical Credit Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

27

SCM TrustNotes to Financial StatementsDecember 31, 2022

The effect of derivative instruments on the Statements of Assets & Liabilities as of December 31, 2022:

Derivatives Not Accounted for as Hedging Instruments	Tactical Credit Fund
Asset Derivatives
Purchased Options	$23,438

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022:

Derivatives Not Accounted for as Hedging Instruments	Tactical Credit Fund
Amount of Realized Gain/(Loss) Recognized on Derivatives
Interest Rate Futures	$(31,565)
Purchased Interest Rate Options	1,111,713
Total	$1,080,148

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Purchased Interest Rate Options	$76,172
Written Interest Rate Options	—
Total	$76,172

The previously disclosed derivative instruments outstanding as of December 31, 2022, and their effect on the Statements of Operations for the year January 1, 2022 through December 31, 2022, serve as indicators of the volume of financial derivative activity for the Funds. The following table indicates the average volume for the year:

Average Month End Notional Value
Purchased Options	$22,600,000

(m) LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. On November 30, 2020 the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Note 2 – INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the applicable management agreement, the Advisor receives compensation at the following annual rates:

Fund	Net Assets
Emerging Markets Fund	1.00%
International Select Fund	0.74%
Tactical Credit Fund	1.17%

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the contractual expense limits, for the year ended December 31, 2022 are as follows:

	Contractual Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
International Select Fund	0.99%	1.24%	5/1/23
Tactical Credit Fund	1.39%	1.64%	5/1/23

At December 31, 2022, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $305,398. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 9/30/23	Expires 12/31/23	Expires 12/31/24	Expires 12/31/25	Total
Emerging Markets Fund	$634	$—	$—	$—	$634
International Select Fund	—	44,901	—	95,263	140,164
Tactical Credit Fund	—	62,140	47,163	55,297	164,600
Total	$634	$107,041	$47,163	$150,560	$305,398

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

28

SCM TrustNotes to Financial StatementsDecember 31, 2022

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statements of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Steve Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Adviser. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of Shelton, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the year ended December 31, 2022 the following were paid:

Fund	Investor Class 12b-1 Fees
Emerging Markets Fund	$2,629
International Select Fund	41,653
Tactical Credit Fund	10,287

Management fees, Administration fees, Expense reimbursement from the manager, CCO fees and Trustees fees incurred during the year are included in the Statements of Operations.

Note 3 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$11,236,642	$13,037,405
International Select Fund	51,967,356	95,616,392
Tactical Credit Fund	21,700,052	18,742,927

Note 4 – TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassifications were as follows:

	Increase/ (Decrease) Paid-In Capital	Increase/ (Decrease) Distributable Earnings/(Loss)
Emerging Markets Fund	$(41,344)	$41,344
International Select Fund	(159,440)	159,440

The reclassification of net assets consists primarily of taxable over-distributions and Net Operating Losses.

Tax Basis of Distributable Earnings: For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation of investments on December 31, 2022 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$21,534,139	$3,726,703	$(1,182,364)	$2,544,339
International Select Fund	80,819,925	7,227,929	(10,947,528)	(3,719,599)
Tactical Credit Fund	42,474,448	302,298	(6,935,750)	(6,633,452)

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2022 was as follows:

	Distributions Payable	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Capital Gains (Losses)	Unrealized Appreciation/ (Depreciation)	Other Accumulated Gains/Losses	Total Distributable Earnings
Emerging Markets Fund	$—	$—	$—	$—	$2,544,339	$(1,772,465)	$771,874
International Select Fund	—	—	—	—	(3,719,599)	(52,673,142)	(56,392,741)
Tactical Credit Fund	—	—	—	—	(6,633,452)	(5,575,897)	(12,209,349)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the realization of unrealized gains/(losses) on future contracts for tax purposes, wash sales, straddle deferrals, Passive Foreign Investment Companies, and certain other investments.

29

SCM TrustNotes to Financial StatementsDecember 31, 2022

Capital Losses: Capital loss carry forwards, as of December 31, 2022, available to offset future capital gains, if any, are as follows:

	Emerging Markets	International Select	Tactical Credit*
Long Term with no Limitation with no Limit	$1,650,197	$38,792,949	$2,896,415
Short Term with no Limitation with no Limit	116,639	11,592,609	1,432,180
Long Term Subject to Annual Limitation	—	—	—
Short Term Subject to Annual Limitation	—	—	1,089,378
Total	$1,766,836	$50,385,558	$5,417,973
Capital Loss Carry Forwards Utilized During the Fiscal Year Ending December 31, 2022	$170,252.00	$—	$—

*Subject to annual limitation of $561,798 under §382 of the Code through December 31, 2023, and $527,580 for the year ending December 31, 2024.

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:

Fund	Year	Ordinary Income	Nontaxable Distribution/ Return of Capital	Long-Term Capital Gains(a)	Exempt- Interest Dividends	Total Distributions
Emerging Markets Fund	December 31, 2022	$ 351,626	$—	$—	$—	$351,626
	December 31, 2021	595,238	—	—	—	595,238

International Select Fund	December 31, 2022	4,214,693	—	—	—	4,214,693
	December 31, 2021	1,082,019	—	—	—	1,082,019

Tactical Credit Fund	December 31, 2022	642,982	78,540(b)	—	336,073	1,057,595
	December 31, 2021	1,765,078	—	—	—	1,765,078

(a)The Funds did not designate any Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2022.

(b)It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

Note 5 – SECURITIES LENDINGS

The Funds have entered into an agreement with U.S. Bank, N.A. (the “Lending Agent”), dated January 19, 2020 (the “Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the Funds may lend securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals). The securities lending agreement requires that loans are collateralized in an amount equal to at least (i) 105% of then current market value of any loaned foreign securities, or (ii) 102% of the then current market value of any other loaned securities at the outset of the loan and at least 100%, at all times thereafter. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. Cash collateral received by the Funds for securities loaned is invested by the Lending Agent in the Mount Vernon Liquid Assets Portfolio, LLC, (“Mount Vernon”). Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00.The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. Such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, and the risk that the investment may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. The Funds are not subject to a master netting arrangement.

Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit.

As of December 31, 2022, the value of the securities on loan and payable for collateral were as follows:

Fund	Value of Securities on Loan	Fund Collateral Received*
Emerging Markets Fund	$1,029,405	$1,072,255
International Select Fund	$560,345	$575,926

*The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, with an overnight and continuous maturity as shown on the Portfolios of Investments.

Note 6 – BORROWINGS

In connection with the short sale arrangement of Shelton Tactical Credit Fund, the Fund may borrow in excess of the short sale proceeds. At December 31, 2022, the total amount outstanding in excess of the short sale proceeds was $0. Amounts borrowed under this arrangement bear interest at an interest rate based on the bank’s margin rate. For the year ended December 31, 2022, the weighted average interest rate of this arrangement was 0.32%, the average amount outstanding was $43,338 and the maximum outstanding balance was $2,082,464. The total amount of interest charged under the arrangement was $0.03 and is included in the balance of Interest and fees on borrowings and short sale arrangement in the Statement of Operations.

30

SCM TrustNotes to Financial StatementsDecember 31, 2022

Note 7 – SUBSEQUENT EVENTS

Subsequent to the end of the reporting period, Shelton Capital Management contractually agreed to reimburse expenses incurred by Shelton Tactical Credit Fund (the “Fund”) to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.98% and 1.23% until January 26, 2024. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board.

31

Liquidity Risk Management Program Disclosure (Unaudited)

The SCM Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each, a “Fund” and collectively, the “Funds”). The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of investment, operations and legal and compliance professionals from Shelton Capital Management. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on November 10, 2022, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from the inception of the Trust’s program in December 2020 through November 2022 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Shelton Funds and Board of Trustees of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Shelton Emerging Markets Fund, Shelton International Select Equity Fund, and Shelton Tactical Credit Fund, each a series of SCM Trust, (the “Funds”) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods or years ended December 31, 2020, and prior, were audited by other auditors whose report dated March 1, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

33

Additional Information

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2022. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information filed in the Form N-PORT also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Shelton Funds uses to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2022 is available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the Shelton Funds. It is authorized for distribution only if preceded or accompanied by a current Shelton Funds prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest, as it explains the risks, fees and expenses of investing in the Fund.

34

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C Rogers	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chairman of the Board, Trustee, President	Since August 1999, Since August 1999, Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s nine Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	General Counsel and Chief Compliance Officer, Shelton Capital Management, 2017 to present.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

ANNUAL REPORT

December 31, 2022

ICON Consumer Select Fund
ICON Equity Fund
ICON Equity Income Fund
ICON Flexible Bond Fund
ICON Health and Information Technology Fund
ICON Natural Resources and Infrastructure Fund
ICON Utilities and Income Fund

Table of Contents	August 31, 2022

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2022

ICON Bond Fund

Management Overview

Fixed Income Market Review:

Throughout 2022, the fixed income market was dominated by concerns regarding the Federal Reserve and expectations for interest rate increases. In March they began a series of interest rate increases that is expected to continue in 2023 as they fight inflation.

The US Treasury 10 year yield traded in a range of 1.63% in early January to a high of 4.24% in October ending the year at 3.87%. At fiscal year end, it is currently trading in the area of 3.40%. Based on recent statements from Federal Reserve members it appears they will continue raising interest rates through 2023. Recent indications are that inflation is easing which could change their actions.

Corporate bond yield spreads (the yield in excess of comparable US Treasuries) increased through the year but narrowed in the fourth quarter. Exiting the fiscal year, current levels are slightly higher than where we began the year. Combined with the level of US Treasury yields there have been attractive opportunities for fixed income buyers to find yields not seen for some time.

Flexible Bond Fund:

Total returns for the fund was -5.63% for the year ending December 31, 2022 compared to -13.34% for its benchmark, the Bloomberg US Universal Index. We believe that the fund experienced a relatively good year despite the difficult fixed income market conditions.

Our portfolio duration, a measure of interest rate risk, continued to be relatively short throughout the year. We were able to sustain a high dividend yield due to success in our yield to call strategy, use of high yielding closed end bond funds, and our preferred stock strategy involving dividend capture. We believe that the fund’s event driven, value-oriented strategy continues to be successful with an abundance of the closed end fund arbitrage available and many yield to call opportunities. The fund benefited from a large exposure to floating rate securities including Fifth Third Bancorp. We negotiated a private sale of shares with Templeton Global Income at net asset value. We had acquired them at a discount to net asset value. We also used Special Purpose Acquisition Corporations (i.e. SPACs) as a defensive structure. We bought them at discounts to the cash escrow with the view we would receive the escrow when they failed to complete a transaction. This was successful in every instance during the year and involved co-investors with what we believe are strong reputations in this space.

Jerry Paul

ICON Equity Funds

The market peak, January 3, 2022, was very unusual. Typically, the Federal Reserve (Fed) will begin tightening monetary policy and interest rates will increase but stock prices continue rising a few months. At the market peak in January of 2022, however, the market peaked two and a half months before the Fed began to tighten. Also at peaks, stocks usually appear over priced in our valuation model, but not in January 2022 because the interest rate component of our valuation equation had not started to rise yet. As a result, our portfolios participated in the market decline of early 2022.

As interest rates rose, fewer and fewer industries had the combination of value and strength we require to be eligible to be purchased. With these conditions, we sold stocks in late May and mid-August (when the market was moving higher) and held much higher than normal levels of cash the second half of 2022.

Energy was by far the best performing sector, with Utilities being the only other sector with a positive return. Joining Utilities in the top four were two other defensive, so-called recession proof sectors. The three worst sectors all had a high growth theme; Information Technology, Consumer Discretionary and Communication Services.

ICON Equity Fund – For the fiscal year the Fund returned -18.11% versus -17.78% for its benchmark, the S&P 1500 Index. From January 1 through the market low of the first half, June 16, 2022, the Fund went down more than the S&P 1500 Index. From that short term low through the end of the year, the Fund beat the index, almost catching it for the fiscal year. From mid-June, the fund was void Real Estate and Communication Services and underweight Consumer Discretionary and Information Technology, the four worst performing sectors.

The three biggest contributing industries were Communication Equipment, Investment Banking and Brokerage and Oil & Gas Exploration & Production. The three biggest detracting industries were IT Consulting, Footware and Application Software.

ICON Consumer Select Fund – For the fiscal year period January 1, 2022 through December 31, 2022, the fund returned -10.56% vs. the S&P 1500 Financials benchmark return of -10.15%. As the broad market dropped sharply during the first quarter of the year over inflation and recession concerns, the fund rotated its holdings to take on a more defensive position. The fund’s overweight position in Consumer Discretionary was reduced and rotated into more recession-resistant industries in the Financials sector. The fund also rotated a significant portion of the holdings into cash for the latter part of the year.

Financials, which made up an average of 34% of the fund’s holdings during the year, contributed the most to the positive performance. Overweight positions in Insurance, Reinsurance, and Investment Banking & Brokerage industries contributed the most to performance. The greatest detractors to performance came from the Consumer Discretionary sector, with the initial market decline during the first quarter creating the most disturbance to fund performance.

ICON Health & Information Technology Fund – For the fiscal year, the fund returned -19.87% vs. the S&P 1500 Information Technology benchmark return of -27.91%. The fund entered the year concentrated heavily in Information Technology industries, but after the initial declines during the first quarter and the turbulent market that followed the fund repositioned itself to an increase in Health Care holdings as well as a significant position holding cash. The fund ended the fiscal year with holdings in the Health Care sector making up the largest weighted portion of the fund at around 41% of all holdings.

Overweight positions in the Biotechnology and Managed Health Care industries positively contributed the most to the fund’s performance. The biggest detractors from performance were holdings across the Information Technology sector.

ICON Utilities and Income Fund – During the fiscal year, the fund returned -1.15%, compared to the S&P 1500 Utilities Index, the fund’s benchmark, which returned 1.37%.

The fund was most heavily concentrated in the Utilities sector throughout the year, with holdings in Multi-Utilities and Gas Utilities providing the largest contributions to the fund. Also, the fund had small positions in the Oil & Gas Storage & Transportation industry which contributed positively to fund performance, capitalizing on the strong Energy sector performance throughout the year. In addition, after the initial market declines of the first quarter, the fund moved a significant portion of its assets into cash to reduce the volatility of the uncertain market.

ICON Equity Income Fund – Total returns for the fund during the fiscal year was -13.63% vs - 17.78% for the S&P 1500 Index, the fund’s benchmark. Positioned to the 2021 strong run in equities, the fund entered the year with a balance of around 92% equities to 8% fixed income. After the market declines in the first quarter of the year, the fund repositioned its equity-to-fixed income ratio to end the year close to a 65% to 35% of equity to fixed income, respectively. The repositioning into a larger holding of fixed income securities helped reduce fund volatility and contributed substantially to its outperformance of its all-equity benchmark.

Our fixed income portfolio duration, a measure of interest rate risk, continued to be relatively short throughout the year. We were able to sustain a high yield due to success in our yield to call strategy and use of high yielding closed end bond funds. We believe that the fund’s event driven, value-oriented strategy continues to be successful with an abundance of the closed end fund arbitrage available and many yield to call opportunities. We negotiated a private sale of shares with Templeton Global Income, a closed end bond fund, at net asset value. We had acquired them at a discount to net asset value.

The three biggest contributing sectors to overall fund equity performance were Energy, Health Care, and Industrials. The two biggest detracting sectors to fund performance were equity holdings in Consumer Discretionary and Financials.

ICON Natural Resources and Infrastructure – During the fiscal year period, January 11, 2022 through December 31, 2022, the Fund returned 0.38% vs. the S&P 1500 benchmark return of -17.78%. For the fiscal year, the average portfolio weightings were approximately 17% in the Energy sector, 41% in the Industrials sector, and 15% in the Materials sector. For much of the year, the Fund held more cash than usual as we experienced a bear market. During the bear market the Fund also utilized holdings in the Utilities sector, the Consumer Staples sector, and some ETFs. For the entire period fund holdings in the Energy sector returned 9.10%, fund holdings in the Industrials sector returned -15.89% and fund holdings in the Materials sector returned -8.69%. The three biggest contributors to performance during the year were holdings in the oil & gas exploration & production, oil & gas refining & marketing, and aerospace & defense industries respectively. The three biggest detractors were building products, construction materials, and trucking industries. Based on ICON’s valuation methodology, the fund can rotate among companies and industries in the Energy, Materials, and Industrial sectors. As of December 31, 2022, our valuations suggest the possibility of opportunities in the Energy sector.

Brian Callahan

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

ICON Consumer Select Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Consumer Select Fund	-10.56%	2.67%	7.59%	6.73%
S&P 1500 Financial Sector Index	-10.15%	6.24%	12.02%	5.96%

ICON Consumer Select Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Consumer Select Fund	-10.81%	2.40%	7.28%	6.89%
S&P 1500 Financial Sector Index	-10.15%	6.24%	12.02%	11.36%

Icon Equity Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Fund	-18.11%	6.75%	9.80%	9.05%
S&P 1500 Sector Index	-17.78%	9.15%	12.39%	9.09%

Icon Equity Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Fund	-18.34%	6.46%	9.48%	8.74%
S&P 1500 Sector Index	-17.78%	9.15%	12.39%	9.05%

Icon Equity Income Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Income Fund	-13.63%	4.89%	8.43%	8.82%
S&P 1500 Sector Index	-17.78%	9.15%	12.39%	9.25%

Icon Equity Income Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Income Fund	-13.81%	4.64%	8.16%	8.55%
S&P 1500 Sector Index	-17.78%	9.15%	12.39%	9.05%

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

ICON Flexible Bond Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Flexible Bond Fund	-5.63%	2.30%	2.66%	3.00%
Bloomberg US Universal Index ex-MBS	-13.34%	0.38%	1.51%	N/A

ICON Flexible Bond Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Flexible Bond Fund	-5.96%	2.03%	2.38%	2.74%
Bloomberg Barclays US Universal Index ex-MBS	-13.42%	0.38%	1.51%	2.26%

ICON Health and Information Technology - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Health and Information Technology	-19.87%	10.09%	14.30%	13.29%
S&P 1500 Information Technology Sector Index	-27.91%	15.46%	18.01%	10.31%

ICON Health and Information Technology - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Health and Information Technology	-20.07%	9.80%	13.92%	13.29%
S&P 1500 Technology Sector Index	-27.91%	15.46%	18.01%	16.85%

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2022

ICON Natural Resources and Infrastructure Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Natural Resources and Infrastructure Fund	0.38%	6.93%	8.30%	8.92%
S&P 1500 Sector Index	-17.78%	9.15%	12.39%	8.36%

ICON Natural Resources and Infrastructure Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Natural Resources and Infrastructure Fund	0.09%	6.64%	8.00%	7.62%
S&P 1500 Sector Index	-17.78%	9.15%	12.39%	12.48%

ICON Utilities and Income Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Utilities and Income Fund	-1.15%	9.23%	10.50%	10.48%
S&P 1500 Utilities Sector Index	1.37%	9.14%	11.09%	8.60%

ICON Utilities and Income Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/22
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Utilities and Income Fund	-1.34%	8.96%	10.21%	9.84%
S&P 1500 Utilities Sector Index	1.37%	9.14%	11.09%	10.89%

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

About Your Fund’s Expenses (unaudited) December 31, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2022 to December 31, 2022.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Net Annual Expense Ratio
ICON Consumer Select Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,093	$7.02	1.33%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$6.76	1.33%
Investor Shares
Based on Actual Fund Return	$1,000	$1,091	$8.27	1.57%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$7.98	1.57%
ICON Equity Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,084	$5.88	1.12%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$5.70	1.12%
Investor Shares
Based on Actual Fund Return	$1,000	$1,082	$7.19	1.37%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$6.97	1.37%
ICON Equity Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$992	$5.02	1.00%
Based on Hypothetical 5% Return before expenses	$1,000	$1,020	$5.09	1.00%
Investor Shares
Based on Actual Fund Return	$1,000	$991	$6.32	1.26%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.41	1.26%
ICON Flexible Bond Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,027	$3.88	0.76%
Based on Hypothetical 5% Return before expenses	$1,000	$1,021	$3.87	0.76%
Investor Shares
Based on Actual Fund Return	$1,000	$1,025	$5.16	1.01%
Based on Hypothetical 5% Return before expenses	$1,000	$1,020	$5.14	1.01%

*Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Net Annual Expense Ratio
ICON Health and Information Technology Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,039	$6.48	1.26%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.41	1.26%
Investor Shares
Based on Actual Fund Return	$1,000	$1,038	$7.81	1.52%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$7.73	1.52%
ICON Natural Resources and Infrastructure Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,000	$6.60	1.31%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$6.66	1.31%
Investor Shares
Based on Actual Fund Return	$1,000	$1,055	$8.08	1.56%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$7.93	1.56%
ICON Utilities and Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,000	$6.20	1.23%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.26	1.23%
Investor Shares
Based on Actual Fund Return	$1,000	$998	$7.45	1.48%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$7.53	1.48%

About Your Fund’s Expenses (unaudited) December 31, 2022 (Continued)

*Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Top Holdings and Sector Breakdowns (unaudited)December 31, 2022

ICON Consumer Select Fund

Security		Market Value	Percentage of Total Investment
1	First American Government Obligations Fund	$11,422,210	24.8%
2	LPL Financial Holdings Inc	2,831,827	6.1%
3	Deckers Outdoor Corp	2,315,128	5.0%
4	Skechers USA Inc	2,244,325	4.9%
5	NIKE Inc	2,152,984	4.7%
6	PulteGroup Inc	1,962,343	4.3%
7	Marsh & McLennan Cos Inc	1,903,020	4.1%
8	Mastercard Inc	1,808,196	3.9%
9	Darling Ingredients Inc	1,758,779	3.8%
10	Brunswick Corp	1,621,800	3.5%

ICON Equity Fund

Security		Market Value	Percentage of Total Investment
1	First American Government Obligations Fund	$10,900,299	18.7%
2	Extreme Networks Inc	3,771,475	6.5%
3	LPL Financial Holdings Inc	3,026,380	5.2%
4	Mastercard Inc	2,931,016	5.0%
5	Alamo Group Inc	2,761,200	4.7%
6	NIKE Inc	2,656,127	4.6%
7	Trinity Industries Inc	2,566,676	4.4%
8	EPAM Systems Inc	2,566,204	4.4%
9	Performance Food Group Co	2,306,405	4.0%
10	Baker Hughes Co	2,161,596	3.7%

ICON Equity Income Fund

Security		Market Value	Percentage of Total Investment

40%
30%
20%
10%
0%
2.5%
7.5%
14.6%
18.2%
2.1%
38.3%
3.3%
9.4%
1.3%
2.8%
Basic Materials
Communications
Consumer, Cyclical
Consumer, Non-cyclical
Energy
Financial
Funds
Industrial
Information Technology
Utilities

1	Bristol-Myers Squibb Co	$3,410,430	5.3%
2	Lockheed Martin Corp	3,162,185	4.9%
3	Vector Group Ltd	2,885,538	4.5%
4	Amgen Inc	2,521,344	3.9%
5	OceanFirst Financial Corp	2,507,500	3.9%
6	First American Government Obligations Fund	2,135,823	3.3%
7	Manulife Financial Corp	2,101,552	3.3%
8	Nexstar Media Group Inc	2,065,354	3.2%
9	Nuveen Intermediate Duration Municipal Term Fund	2,054,448	3.2%
10	New York Community Bancorp Inc	2,020,140	3.1%

ICON Flexible Bond Fund

Security		Market Value	Percentage of Total Investment

50%
40%
30%
20%
10%
0%
1.7%
7.2%
26.3%
6.4%
4.2%
42.3%
4.5%
5.2%
2.2%
Asset Backed Securities
Communications
Consumer, Cyclical
Consumer, Non-cyclical
Energy
Financial
Industrial
Information Technology
Utilities

1	Argo Group US Inc	$8,177,453	5.3%
2	Principal Financial Group Inc	6,878,925	4.5%
3	Fifth Third Bancorp	6,577,847	4.3%
4	Nuveen Intermediate Duration Municipal Term Fund	6,325,060	4.1%
5	American Airlines 2017-1 Class B Pass Through Trust	4,848,779	3.2%
6	Dell International LLC / EMC Corp	4,744,806	3.1%
7	USB Capital IX	3,937,498	2.6%
8	Andeavor LLC	3,880,958	2.5%
9	Cincinnati Bell Telephone Co LLC	3,646,175	2.4%
10	JetBlue 2019-1 Class B Pass Through Trust	3,526,342	2.3%

Top Holdings and Sector Breakdowns (Continued) (unaudited)December 31, 2022

ICON Health and Information Technology Fund

Security		Market Value	Percentage of Total Investment

50%
40%
30%
20%
10%
0%
2.3%
47.4%
2.5%
6.5%
22.1%
6.8%
12.4%
Communications
Consumer, Non-cyclical
Energy
Financial
Funds
Industrial
Information Technology

1	First American Government Obligations Fund	$19,944,555	21.5%
2	Elevance Health Inc	6,976,392	7.5%
3	UnitedHealth Group Inc	6,945,358	7.5%
4	Molina Healthcare Inc	4,887,256	5.3%
5	TD SYNNEX Corp	4,489,254	4.8%
6	Humana Inc	4,456,053	4.8%
7	Cigna Corp	3,346,534	3.6%
8	Mastercard Inc	3,268,662	3.5%
9	EPAM Systems Inc	2,982,434	3.2%
10	Euronet Worldwide Inc	2,963,532	3.2%

ICON Natural Resources and Infrastructure Fund

Security		Market Value	Percentage of Total Investment
1	First American Government Obligations Fund	$20,142,719	17.7%
2	Plains All American Pipeline LP	4,704,000	4.1%
3	Ranger Oil Corp	4,326,010	3.8%
4	Ecopetrol SA	4,188,000	3.6%
5	CSX Corp	3,872,500	3.4%
6	MRC Global Inc	3,358,200	2.9%
7	Union Pacific Corp	3,313,120	2.9%
8	UGI Corp	3,039,740	2.6%
9	National Fuel Gas Co	3,038,400	2.6%
10	Old Dominion Freight Line Inc	2,979,690	2.6%

ICON Utilities and Income Fund

Security		Market Value	Percentage of Total Investment
1	First American Government Obligations Fund	$7,444,938	20.9%
2	New Jersey Resources Corp	2,793,606	7.7%
3	National Fuel Gas Co	2,532,000	7.0%
4	Ameren Corp	2,169,648	6.0%
5	NextEra Energy Inc	2,156,880	5.9%
6	Evergy Inc	1,963,416	5.4%
7	Xcel Energy Inc	1,921,014	5.3%
8	American Electric Power Co Inc	1,880,010	5.2%
9	Black Hills Corp	1,730,364	4.8%
10	UGI Corp	1,634,602	4.5%

See accompanying notes to financial statements.

ICON Consumer Select FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (75.32%)

Communications (1.78%)
eBay Inc	19,700	$816,959

Consumer, Cyclical (29.92%)
Brunswick Corp	22,500	1,621,800
Deckers Outdoor Corp*	5,800	2,315,128
Gentex Corp	34,100	929,907
Lear Corp	10,300	1,277,406
NIKE Inc	18,400	2,152,984
PulteGroup Inc	43,100	1,962,343
Skechers USA Inc*	53,500	2,244,325
Visteon Corp*	9,600	1,255,968
Total Consumer, Cyclical		13,759,861

Consumer, Non-cyclical (8.05%)
Darling Ingredients Inc*	28,100	1,758,779
Global Payments Inc	7,900	784,628
Hormel Foods Corp	15,600	710,580
Performance Food Group Co*	7,700	449,603
Total Consumer, Non-cyclical		3,703,590

Financial (35.57%)
American Equity Investment Life Holding Co	35,100	1,601,262
Arch Capital Group Ltd*	20,500	1,286,990
Assurant Inc#	10,300	1,288,118
Bank of America Corp	34,300	1,136,016
Equitable Holdings Inc	21,600	619,920
Everest Re Group Ltd	3,200	1,060,064
LPL Financial Holdings Inc	13,100	2,831,827
Marsh & McLennan Cos Inc	11,500	1,903,020
Mastercard Inc	5,200	1,808,196
RenaissanceRe Holdings Ltd	6,500	1,197,495
Visa Inc	7,800	1,620,528
Total Financial		16,353,436

Total Common Stock (Cost $30,834,096)		34,633,846

Investment Companies (24.84%)	Shares	Value
Money Market Funds (24.84%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 4.09%)	11,422,210	11,422,210

Total Investment Companies (Cost $11,422,210)		11,422,210

Collateral Received For Securities on Loan (2.90%)
First American Government Obligations Fund - Class X (Cost $1,333,929)	1,333,929	1,333,929

Total Investments (Cost $43,590,235) (103.06%)		$47,389,985
Liabilities in Excess of Other Assets (-3.06%)		(1,405,798)
Net Assets (100.00%)		$45,984,187

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2022 in the amount of $1,275,237

See accompanying notes to financial statements.

ICON Equity FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (78.91%)

Basic Materials (0.99%)
The Chemours Co	18,800	$575,656

Communications (6.48%)
Extreme Networks Inc*	205,979	3,771,475

Consumer, Cyclical (7.28%)
Magna International Inc	28,200	1,584,276
NIKE Inc	22,700	2,656,127
Total Consumer, Cyclical		4,240,403

Consumer, Non-cyclical (13.32%)
Anheuser-Busch InBev SA	18,800	1,128,752
The Boston Beer Co Inc*	3,600	1,186,272
Euronet Worldwide Inc*	13,350	1,259,973
Global Payments Inc	18,862	1,873,374
Performance Food Group Co*	39,500	2,306,405
Total Consumer, Non-cyclical		7,754,776

Energy (3.71%)
Baker Hughes Co	73,200	2,161,596

Financial (20.94%)
American Equity Investment Life Holding Co	46,200	2,107,644
Bank of America Corp	32,488	1,076,003
JPMorgan Chase & Co	10,200	1,367,820
LPL Financial Holdings Inc	14,000	3,026,380
Mastercard Inc	8,429	2,931,016
Truist Financial Corp	39,100	1,682,473
Total Financial		12,191,336

Industrial (19.99%)
Advanced Drainage Systems Inc	19,900	1,631,203
Alamo Group Inc	19,500	2,761,200
Armstrong World Industries Inc	21,600	1,481,544
CSX Corp	36,200	1,121,476
Chart Industries Inc*	18,000	2,074,140
Trinity Industries Inc	86,800	2,566,676
Total Industrial		11,636,239

Technology (6.20%)
Adobe Inc*	3,100	1,043,243
EPAM Systems Inc*	7,830	2,566,204
Total Technology		3,609,447

Total Common Stock (Cost $34,169,256)		45,940,928

See accompanying notes to financial statements.

ICON Equity FundPortfolio of Investments (Continued)12/31/22

Investment Companies (21.28%)	Shares	Value
Exchange-Traded Funds (2.56%)
Direxion Daily Semiconductors Bear 3x Shares	13,400	$529,434
ProShares Short QQQ#	65,100	958,272
Total Exchange-Traded Funds		1,487,706

Money Market Funds (18.72%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 4.09%)	10,900,299	10,900,299

Total Investment Companies (Cost $12,276,155)		12,388,005

Collateral Received For Securities on Loan (1.66%)
First American Government Obligations Fund - Class X (Cost $966,025)	966,025	966,025

Total Investments (Cost $47,411,436) (101.85%)		$59,294,958
Liabilities in Excess of Other Assets (-1.85%)		(1,075,105)
Net Assets (100.00%)		$58,219,853

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2022 in the amount of $942,080

See accompanying notes to financial statements.

ICON Equity Income FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (62.38%)

Basic Materials (2.57%)
Eastman Chemical Co	19,900	$1,620,656

Communications (4.82%)
Nexstar Media Group Inc	11,800	2,065,354
Verizon Communications Inc	24,800	977,120
Total Communications		3,042,474

Consumer, Cyclical (8.78%)
Hooker Furnishings Corp	39,200	733,040
Leggett & Platt Inc	42,600	1,372,998
MDC Holdings Inc	58,676	1,854,162
Whirlpool Corp	11,200	1,584,352
Total Consumer, Cyclical		5,544,552

Consumer, Non-Cyclical (16.21%)
Amgen Inc	9,600	2,521,344
Bristol-Myers Squibb Co	47,400	3,410,428
Ingredion Inc	14,700	1,439,571
Vector Group Ltd	243,300	2,885,538
Total Consumer, Non-Cyclical		10,256,881

Energy (2.16%)
Plains All American Pipeline LP	115,900	1,362,984

Financial (15.38%)
Huntington Bancshares Inc	142,600	2,010,660
Manulife Financial Corp	117,800	2,101,552
New York Community Bancorp Inc	234,900	2,020,140
OceanFirst Financial Corp	118,000	2,507,500
Webster Financial Corp	22,800	1,079,352
Total Financial		9,719,204

Industrial (8.31%)
Lockheed Martin Corp	6,500	3,162,185
Trinity Industries Inc	48,800	1,443,016
Union Pacific Corp	3,129	647,922
Total Industrial		5,253,123

Technology (1.32%)
International Business Machines Corp	5,900	831,251

Utilities (2.83%)
Evergy Inc	28,400	1,787,212

Total Common Stock (Cost $38,439,822)		39,418,337

See accompanying notes to financial statements.

ICON Equity Income FundPortfolio of Investments (Continued)12/31/22

Preferred Stock (9.08%)	Shares	Value
Financial (7.51%)
Annaly Capital Management Inc, 9.775%	34,283	$835,820
Argo Group US Inc, 6.500%	53,853	1,055,519
Bank of America Corp, 7.250%	1,007	1,168,120
Capital One Financial Corp, 5.000%	11,075	199,350
Equity Commonwealth, 6.500%	45,594	1,142,244
Raymond James Financial Inc, 6.375%	13,741	342,151
Total Financial		4,743,204

Government (1.57%)
Farm Credit Bank of Texas, 6.750% (144A)	10,000	991,261

Total Preferred Stock (Cost $6,091,513)		5,734,465

Corporate Debt (16.89%)	Par Value	Value
Communications (2.81%)
Sprint LLC, 7.125%, 6/15/2024	$1,000,000	1,020,026
Uber Technologies Inc, 8.000%, 11/1/2026 (144A)	750,000	752,581
Total Communications		1,772,607

Consumer, Cyclical (6.02%)
Air Canada 2015-1 Class B Pass Through Trust, 3.875%, 3/15/2023 (144A)	470,418	467,096
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 1/15/2024	243,656	237,395
American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 2/15/2025	515,500	484,878
American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 2/15/2028	190,632	160,365
American Airlines 2021-1 Class B Pass Through Trust, 3.950%, 7/11/2030	500,000	397,290
Delta Air Lines Inc, 7.000%, 5/1/2025 (144A)	500,000	511,389
MGM Resorts International, 6.750%, 5/1/2025	750,000	753,952
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 6.500%, 6/20/2027 (144A)	450,029	447,420
United Airlines 2019-1 Class A Pass Through Trust, 4.550%, 8/25/2031	417,245	351,192
Total Consumer, Cyclical		3,810,977

Consumer, Non-Cyclical (2.24%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/2027 (144A)	250,000	232,218
Conagra Brands Inc, 7.125%, 10/1/2026	175,000	184,352
HCA Inc, 5.875%, 2/15/2026	500,000	503,709
Williams Scotsman International Inc, 6.125%, 6/15/2025 (144A)	500,000	495,000
Total Consumer, Non-Cyclical		1,415,279

Financial (4.61%)
Bank of America Corp, 5.200%	500,000	484,501
Cowen Inc, 7.250%, 5/6/2024	250,000	251,846
Credit Acceptance Corp, 6.625%, 3/15/2026	220,000	208,480
Greystar Real Estate Partners LLC, 5.750%, 12/1/2025 (144A)	250,000	244,313
Nationwide Mutual Insurance Co, 3M US LIBOR + 2.290%, 12/15/2024 (144A)(a)	1,000,000	997,367
Principal Financial Group Inc, 3M US LIBOR + 3.044%, 5/15/2055(a)	750,000	725,625
Total Financial		2,912,132

Industrial (1.21%)
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/2025 (144A)	250,000	235,051
MasTec Inc, 6.625%, 8/15/2029 (144A)	250,000	223,750
WESCO Distribution Inc, 7.125%, 6/15/2025 (144A)	300,000	303,751
Total Industrial		762,552

Total Corporate Debt (Cost $10,778,327)		10,673,547

See accompanying notes to financial statements.

ICON Equity Income FundPortfolio of Investments (Continued)12/31/22

Investment Companies (13.30%)	Shares	Value
Mutual Funds (9.92%)
Blackstone Strategic Credit Fund	93,569	$989,960
Delaware Ivy High Income Opportunities Fund#	65,329	716,006
Invesco High Income 2023 Target Term Fund	86,671	696,835
Nuveen Intermediate Duration Municipal Term Fund	156,589	2,054,448
Nuveen Intermediate Duration Quality Municipal Term Fund	25,000	312,250
Templeton Global Income Fund	71,325	308,837
Vertical Capital Income Fund	136,327	1,187,408
Total Mutual Funds		6,265,744

Money Market Funds (3.38%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 4.09%)	2,135,823	2,135,823

Total Investment Companies (Cost $8,575,302)		8,401,567

Collateral Received For Securities on Loan (0.52%)
First American Government Obligations Fund - Class X (Cost $328,297)	328,297	328,297

Total Investments (Cost $64,213,261) (102.17%)		$64,556,213
Liabilities in Excess of Other Assets (-2.17%)		(1,373,466)
Net Assets (100.00%)		$63,182,747

(144A) Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2022, these securities had a total aggregate market value of $5,901,197, which represented approximately 9.34% of net assets.

(a)Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security’s last reset date.

#Loaned security; a portion of the security is on loan at December 31, 2022 in the amount of $317,840

See accompanying notes to financial statements.

ICON Flexible Bond FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (0.80%)

Financial (0.80%)
Goldman Sachs BDC Inc	91,239	$1,251,799

Total Common Stock (Cost $1,313,963)		1,251,799

Corporate Debt (76.86%)	Par Value	Value
Communications (7.06%)
Cincinnati Bell Telephone Co LLC, 6.300%, 12/1/2028	$4,315,000	3,646,175
Hughes Satellite Systems Corp, 5.250%, 8/1/2026	3,000,000	2,877,600
Uber Technologies Inc, 8.000%, 11/1/2026 (144A)	1,500,000	1,505,163
The Walt Disney Co, 7.750%, 2/1/2024	3,000,000	3,074,448
Total Communications		11,103,386

Consumer, Cyclical (25.67%)
Abercrombie & Fitch Management Co, 8.750%, 7/15/2025 (144A)#	1,000,000	979,957
Air Canada 2015-1 Class B Pass Through Trust, 3.875%, 3/15/2023 (144A)	1,689,269	1,677,342
American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 9/22/2023	992,397	975,368
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 1/15/2024	730,968	712,185
American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 2/15/2025	5,155,000	4,848,780
American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 2/15/2028	2,096,957	1,764,020
American Airlines 2021-1 Class B Pass Through Trust, 3.950%, 7/11/2030	2,500,000	1,986,449
American Airlines 2019-1 Class A Pass Through Trust, 3.500%, 2/15/2032	1,210,201	918,508
Beazer Homes USA Inc, 6.750%, 3/15/2025#	1,000,000	964,812
Delta Air Lines Inc, 7.000%, 5/1/2025 (144A)	1,000,000	1,022,777
G-III Apparel Group Ltd, 7.875%, 8/15/2025 (144A)	1,350,000	1,259,147
Guitar Center Inc, 8.500%, 1/15/2026 (144A)	1,000,000	821,857
IHO Verwaltungs GmbH, 4.750%, 9/15/2026 (144A)	1,000,000	865,364
JetBlue 2019-1 Class B Pass Through Trust, 8.000%, 11/15/2027	3,608,582	3,526,342
JetBlue 2020-1 Class B Pass Through Trust, 7.750%, 11/15/2028	2,347,063	2,272,111
MGM Resorts International, 6.750%, 5/1/2025	2,500,000	2,513,173
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 6.500%, 6/20/2027 (144A)	2,250,145	2,237,098
SeaWorld Parks & Entertainment Inc, 8.750%, 5/1/2025 (144A)#	355,000	363,431
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd, 8.000%, 9/20/2025 (144A)	1,500,000	1,504,830
United Airlines 2018-1 Class A Pass Through Trust, 3.700%, 3/1/2030	3,641,011	3,038,735
United Airlines 2018-1 Class B Pass Through Trust, 4.600%, 3/1/2026	1,096,580	1,002,072
United Airlines 2019-1 Class A Pass Through Trust, 4.550%, 8/25/2031	3,096,440	2,606,247
US Airways 2011-1 Class A Pass Through Trust, 7.125%, 10/22/2023	2,536,872	2,549,323
Total Consumer, Cyclical		40,409,928

Consumer, Non-cyclical (6.22%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/2027 (144A)	1,250,000	1,161,088
Conagra Brands Inc, 7.125%, 10/1/2026	1,150,000	1,211,457
HCA Inc, 5.875%, 2/15/2026	1,000,000	1,007,417
McKesson Corp, 7.650%, 3/1/2027	2,000,000	2,150,021
Spectrum Brands Inc, 5.750%, 7/15/2025	1,500,000	1,483,026
Varex Imaging Corp, 7.875%, 10/15/2027 (144A)	2,800,000	2,780,876
Total Consumer, Non-cyclical		9,793,885

Energy (4.13%)
Andeavor LLC, 5.125%, 12/15/2026	4,000,000	3,880,958
EQM Midstream Partners LP, 7.500%, 6/1/2027 (144A)	1,000,000	979,260
Hess Corp, 7.300%, 8/15/2031	1,500,000	1,633,456
Total Energy		6,493,674

See accompanying notes to financial statements.

ICON Flexible Bond FundPortfolio of Investments (Continued)12/31/22

Corporate Debt (76.86%)	Par Value	Value
Financial (22.16%)
BAC Capital Trust XIV, 5.169%, 3M US LIBOR + 0.400%(a),(b)	$1,850,000	$1,415,842
Bank of America Corp, 5.200%(b)	2,858,000	2,769,406
Cowen Inc, 7.250%, 5/6/2024	1,750,000	1,762,924
Credit Acceptance Corp, 6.625%, 3/15/2026	2,600,000	2,463,858
Fidelity & Guaranty Life Holdings Inc, 5.500%, 5/1/2025 (144A)	1,000,000	986,032
Fifth Third Bancorp, 7.883%, 3M US LIBOR + 3.129%(a),(b)	6,718,000	6,577,847
First-Citizens Bank & Trust Co, 6.125%, 3/9/2028	2,000,000	2,035,875
Greystar Real Estate Partners LLC, 5.750%, 12/1/2025 (144A)	1,250,000	1,221,566
Nationwide Mutual Insurance Co, 3M US LIBOR + 2.290%, 12/15/2024 (144A)(a)	3,000,000	2,992,102
Principal Financial Group Inc, 3M US LIBOR + 3.044%, 5/15/2055(a)	7,110,000	6,878,925
TMX Finance LLC / TitleMax Finance Corp, 11.125%, 4/1/2023 (144A)	2,000,000	1,836,606
USB Capital IX, 5.099%, 3M US LIBOR + 1.020%(a),(b)	5,000,000	3,937,498
Total Financial		34,878,481

Industrial (4.44%)
Fluor Corp, 3.500%, 12/15/2024#	688,000	660,480
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/2025 (144A)	1,646,000	1,547,576
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/2027 (144A)	1,500,000	1,503,750
MasTec Inc, 6.625%, 8/15/2029 (144A)	1,250,000	1,118,750
Mauser Packaging Solutions Holding Co, 5.500%, 4/15/2024 (144A)	1,500,000	1,458,351
WESCO Distribution Inc, 7.125%, 6/15/2025 (144A)	688,000	696,603
Total Industrial		6,985,510

Technology (5.07%)
Dell Inc, 7.100%, 4/15/2028#	3,000,000	3,227,197
Dell International LLC / EMC Corp, 6.100%, 7/15/2027	4,612,000	4,744,806
Total Technology		7,972,003

Utilities (2.11%)
Calpine Corp, 5.250%, 6/1/2026 (144A)	703,000	669,623
Vistra Operations Co LLC, 5.500%, 9/1/2026 (144A)	1,350,000	1,300,723
Vistra Operations Co LLC, 5.000%, 7/31/2027 (144A)	1,460,000	1,351,521
Total Utilities		3,321,867

Total Corporate Debt (Cost $129,147,286)		120,958,734

Asset Backed Securities (1.62%)
SMB Private Education Loan Trust 2014-A, 4.500%, 9/15/2045 (144A)	3,000,000	2,543,526

Total Asset Backed Securities (Cost $2,904,990)		2,543,526

Preferred Stock (8.73%)
Argo Group US Inc, 6.500%	417,217	8,177,453
Bank of America Corp, 7.250%	953	1,105,480
Equity Commonwealth, 6.500%	101,492	2,542,628
JPMorgan Chase & Co, 5.750%	7,286	170,420
Raymond James Financial Inc, 6.375%	69,766	1,737,173

Total Preferred Stock (Cost $15,688,395)		13,733,154

See accompanying notes to financial statements.

ICON Flexible Bond FundPortfolio of Investments (Continued)12/31/22

Investment Companies (9.79%)	Shares	Value
Mutual Funds (9.77%)
Blackstone Strategic Credit Fund	65,257	$690,419
Delaware Ivy High Income Opportunities Fund	263,004	2,882,524
Ellsworth Growth and Income Fund Ltd	37,685	300,726
Nuveen Intermediate Duration Municipal Term Fund	482,093	6,325,060
Nuveen Intermediate Duration Quality Municipal Term Fund#	115,017	1,436,562
RiverNorth Capital and Income	41,213	697,736
Templeton Global Income Fund	87,493	378,845
Vertical Capital Income Fund	305,843	2,663,893
Total Mutual Funds		15,375,765

Exchange Traded Funds (0.02%)
iShares iBoxx High Yield Corporate Bond ETF	500	36,815

Total Investment Companies (Cost $16,150,254)		15,412,580

Collateral Received For Securities on Loan (5.13%)
First American Government Obligations Fund - Class X (Cost $8,072,996)	8,072,996	8,072,996

Total Investments (Cost $173,277,884) (102.93%)		$161,972,789
Other Net Assets (-2.93%)		(4,603,563)
Net Assets (100.00%)		$157,369,226

#Loaned security; a portion of the security is on loan at December 31, 2022 in the aggregate amount of $7,778,019

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2022, these securities had a total aggregate market value of $36,384,919, which represented approximately 23.12% of net assets.

(a)Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(b)This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See accompanying notes to financial statements.

ICON Health and Information Technology FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (78.02%)

Communications (2.28%)
CDW Corp	11,800	$2,107,244

Consumer, Non-cyclical (47.48%)
Catalent Inc*	44,000	1,980,440
Cigna Corp	10,100	3,346,534
Elevance Health Inc	13,600	6,976,391
Euronet Worldwide Inc*	31,400	2,963,532
Global Payments Inc	28,893	2,869,653
HCA Healthcare Inc	8,000	1,919,680
Humana Inc	8,700	4,456,053
Incyte Corp*	23,500	1,887,520
IQVIA Holdings Inc*	9,238	1,892,774
Jazz Pharmaceuticals PLC*	11,900	1,895,789
Molina Healthcare Inc*	14,800	4,887,256
Select Medical Holdings Corp	78,800	1,956,604
UnitedHealth Group Inc	13,100	6,945,358
Total Consumer, Non-cyclical		43,977,584

Energy (2.48%)
SolarEdge Technologies Inc*	8,100	2,294,487

Financial (6.56%)
Mastercard Inc	9,400	3,268,662
Visa Inc	13,480	2,800,605
Total Financial		6,069,267

Industrial (6.79%)
TD SYNNEX Corp	47,400	4,489,254
Universal Display Corp	16,600	1,793,464
Total Industrial		6,282,718

Technology (12.43%)
Adobe Inc*	8,500	2,860,505
Autodesk Inc*	14,500	2,709,615
EPAM Systems Inc*	9,100	2,982,434
Genpact Ltd	63,700	2,950,584
Total Technology		11,503,138

Total Common Stock (Cost $62,826,665)		72,234,438

See accompanying notes to financial statements.

ICON Health and Information Technology FundPortfolio of Investments (Continued)12/31/22

Investment Companies (22.12%)	Shares	Value
Money Market (21.55%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 4.09%)	19,944,555	$19,944,555

Exchange Traded Funds (0.57%)
Direxion Daily Semiconductors Bear 3x Shares#	13,400	529,434

Total Investment Companies (Cost $20,674,757)		20,473,989

Collateral Received For Securities on Loan (0.32%)
First American Government Obligations Fund - Class X (Cost $295,669)	295,669	295,669

Total Investments (Cost $83,797,091) (100.46%)		$93,004,096
Liabilities in Excess of Other Assets (-0.46%)		(429,204)
Net Assets (100.00%)		$92,574,892

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2022 in the amount of $288,423

See accompanying notes to financial statements.

ICON Natural Resources and Infrastructure FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (82.21%)

Consumer, Cyclical (6.99%)
Cummins Inc	8,000	$1,938,320
MRC Global Inc*	290,000	3,358,200
WW Grainger Inc	4,750	2,642,188
Total Consumer, Cyclical		7,938,708

Energy (19.89%)
Ecopetrol SA#	400,000	4,188,000
Enterprise Products Partners LP	100,000	2,412,000
Imperial Oil Ltd	42,000	2,047,080
Magellan Midstream Partners LP	45,000	2,259,450
Plains All American Pipeline LP	400,000	4,704,000
Ranger Oil Corp	107,000	4,326,010
Suncor Energy Inc	84,000	2,665,320
Total Energy		22,601,860

Industrial (47.41%)
Advanced Drainage Systems Inc	10,000	819,700
Alamo Group Inc	16,000	2,265,600
Armstrong World Industries Inc	40,000	2,743,600
Berry Global Group Inc	33,000	1,994,190
Canadian National Railway Co	20,000	2,377,600
Caterpillar Inc	10,000	2,395,600
Chart Industries Inc*	20,000	2,304,600
CSX Corp	125,000	3,872,499
Eagle Materials Inc	18,000	2,391,300
The Greenbrier Cos Inc	72,000	2,414,160
Hexcel Corp	19,500	1,147,575
JB Hunt Transport Services Inc	10,000	1,743,600
Martin Marietta Materials Inc	6,500	2,196,805
Masco Corp	35,000	1,633,450
Myers Industries Inc	90,000	2,000,700
Northrop Grumman Corp	4,000	2,182,440
Old Dominion Freight Line Inc	10,500	2,979,690
Oshkosh Corp	27,000	2,381,130
Saia Inc*	13,000	2,725,840
Terex Corp	45,000	1,922,400
Trinity Industries Inc	100,000	2,957,000
Union Pacific Corp	16,000	3,313,120
Woodward Inc	11,719	1,132,173
Xylem Inc	18,000	1,990,260
Total Industrial		53,885,032

Utilities (7.92%)
National Fuel Gas Co	48,000	3,038,400
NextEra Energy Inc	35,000	2,926,000
UGI Corp	82,000	3,039,740
Total Utilities		9,004,140

Total Common Stock (Cost $89,518,621)		93,429,740

See accompanying notes to financial statements.

ICON Natural Resources and Infrastructure FundPortfolio of Investments (Continued)12/31/22

Investment Companies (18.95%)	Shares	Value
Exchange-Traded Funds (1.23%)
Direxion Daily Energy Bull 2X Shares#	21,000	$1,397,550

Money Market Funds (17.72%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 4.09%)	20,142,719	20,142,719

Total Investment Companies (Cost $21,390,253)		21,540,269

Collateral Received For Securities on Loan (1.70%)
First American Government Obligations Fund - Class X (Cost $1,932,179)	1,932,179	1,932,179

Total Investments (Cost $112,841,053) (102.86%)		$116,902,188
Liabilities in Excess of Other Assets (-2.86%)		(3,255,779)
Net Assets (100.00%)		$113,646,409

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2022 in the amount of $1,922,546

See accompanying notes to financial statements.

ICON Utilities and Income FundPortfolio of Investments12/31/22

Security Description	Shares	Value
Common Stock (81.20%)

Energy (3.72%)
Magellan Midstream Partners LP	7,400	$371,554
Plains All American Pipeline LP	81,100	953,736
Total Energy		1,325,290

Utilities (77.48%)
ALLETE Inc	20,700	1,335,357
Ameren Corp	24,400	2,169,648
American Electric Power Co Inc	19,800	1,880,010
Avangrid Inc	32,100	1,379,658
Black Hills Corp	24,600	1,730,364
Duke Energy Corp	5,400	556,146
Evergy Inc	31,200	1,963,416
Eversource Energy	18,000	1,509,120
National Fuel Gas Co	40,000	2,532,000
New Jersey Resources Corp	56,300	2,793,606
NextEra Energy Inc	25,800	2,156,880
NiSource Inc	58,251	1,597,242
ONE Gas Inc	18,800	1,423,536
Spire Inc	15,400	1,060,444
UGI Corp	44,095	1,634,602
Xcel Energy Inc	27,400	1,921,014
Total Utilities		27,643,043

Total Common Stock (Cost $26,029,378)		28,968,333

Money Market Funds (20.87%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 4.09%)	7,444,938	7,444,938
Total Money Market Funds (Cost $7,444,938)		7,444,938

Total Investments (Cost $33,474,316) (102.07%)		$36,413,271
Liabilities in Excess of Other Assets (-2.07%)		(739,328)
Net Assets (100.00%)		$35,673,943

See accompanying notes to financial statements.

Statements of Assets & Liabilities December 31, 2022

	Icon Consumer Select Fund	Icon Equity Fund	Icon Equity Income Fund	Icon Flexible Bond Fund	Icon Health & Information Technology Fund	Icon Natural Resources and Infrastructure Fund	Icon Utilities and Income Fund
Assets
Investments in securities
Cost of investments	$43,590,235	$47,411,436	$64,213,261	$173,277,884	$83,797,091	$112,841,053	$33,474,316
Fair value of investments (Note 1)*	47,389,985	59,294,958	64,556,213	161,972,789	93,004,096	116,902,188	36,413,271
Interest receivable	35,287	32,717	127,840	1,865,776	66,780	75,893	24,107
Dividend receivable	6,896	—	149,370	219,084	6,851	73,132	84,313
Receivable from investment advisor	—	—	—	2,089	—	—	2,860
Receivable for fund shares sold	27	303	10,207	69,540	1,051	11,282	17,549
Receivable for investment securities sold	—	—	—	4,579,299	—	—	358,955
Securities Lending income receivable	—	1,039	809	19,123	714	2,505	—
Reclaim receivable	—	4,766	16,072	—	—	18,966	—
Prepaid expenses	34,605	35,268	23,296	38,330	30,820	61,221	18,710
Total assets	$47,466,800	$59,369,051	$64,883,807	$168,766,030	$93,110,312	$117,145,187	$36,919,765

Liabilities
Cash due to broker	$—	$—	$—	$1,616,052	$—	$—	$—
Collateral for securities loaned	1,333,929	966,025	328,297	8,072,996	295,669	1,932,179	—
Payable to investment advisor	39,084	37,363	47,458	87,344	79,888	97,895	35,437
Payable for investments purchased	—	—	—	—	—	—	—
Payable for fund shares purchased	14,563	12,779	321,305	237,693	37,616	121,722	22,907
Payable for securities purchased	—	—	775,334	1,140,170	—	1,129,818	1,086,313
Distributions payable	—	4,458	34,410	116,977	—	44,843	25,515
Dividend payable	—	—	2,203	—	—	—	—
Accrued 12b-1 fees	420	3,453	4,800	1,576	408	1,315	1,172
Accrued administration fees	3,675	4,684	5,196	12,571	7,512	9,205	2,849
Accrued audit fees	9,004	18,540	28,608	42,384	23,812	30,429	9,385
Accrued CCO fees	1,726	4,537	7,328	5,441	3,660	5,354	1,991
Accrued custody fees	—	—	152	—	—	—	—
Accrued fund accounting fees	593	11,119	18,930	9,936	5,411	5,759	4,470
Accrued state registration fees	49,232	49,546	59,677	15,876	38,711	12,681	33,979
Accrued transfer agent fees	27,793	29,879	51,275	25,328	35,995	100,073	16,374
Accrued trustee fees	325	2,316	5,780	3,984	1,967	2,313	1,093
Accrued expenses	2,269	4,499	10,307	8,476	4,771	5,192	4,337
Total liabilities	$1,482,613	$1,149,198	$1,701,060	$11,396,804	$535,420	$3,498,778	$1,245,822

Net assets	$45,984,187	$58,219,853	$63,182,747	$157,369,226	$92,574,892	$113,646,409	$35,673,943

Net assets at December 31, 2022 consist of
Paid-in capital	$42,570,820	$46,571,912	$63,833,748	$177,267,936	$76,847,291	$317,103,791	$33,018,305
Distributable earnings/(loss)	3,413,367	11,647,941	(651,001)	(19,898,710)	15,727,601	(203,457,382)	2,655,638
Total net assets	$45,984,187	$58,219,853	$63,182,747	$157,369,226	$92,574,892	$113,646,409	$ 35,673,943

Net assets
Institutional Shares	$44,013,501	$42,057,451	$41,820,748	$150,090,299	$90,741,711	$107,544,287	$30,209,464
Investor Shares	$1,970,686	$16,162,402	$21,361,999	$7,278,927	$1,833,181	$6,102,122	$5,464,479

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	4,784,766	1,622,143	2,641,241	17,952,825	6,188,821	6,684,520	3,086,413
Investor Shares (no par value, unlimited shares authorized)	216,492	663,729	1,355,011	876,747	135,850	384,725	570,655

Net asset value per share
Institutional Shares	$9.20	$25.93	$15.83	$8.36	$14.66	$16.09	$9.79
Investor Shares	$9.10	$24.35	$15.77	$8.30	$13.49	$15.86	$9.58

*Securities are on on loan in the amount of 1,275,237, 942,080, 317,840, 7,778,019, 288,423, 1,922,546, and -- respectively.

See accompanying notes to financial statements.

Statements of Operations For the Year Ended December 31, 2022

	Icon Consumer Select Fund	Icon Equity Fund	Icon Equity Income Fund	Icon Flexible Bond Fund	Icon Health & Information Technology Fund	Icon Natural Resources and Infrastructure Fund	Icon Utilities and Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2022
Investment income
Interest income	$138,915	$156,921	$269,711	$5,215,584	$267,835	$370,727	$98,159
Dividend income (net of foreign tax withheld: $-, $9,021, $23,076, $-, $7,003, $809, $1,017 respectively)	484,804	702,168	2,798,853	3,234,650	710,874	2,382,623	1,214,895
Income from securities lending, net	21	13,785	10,564	194,842	7,809	30,461	477
Total	623,740	872,874	3,079,128	8,645,076	986,518	2,783,811	1,313,531

Expenses
Management fees (Note 2)	518,086	488,420	547,112	871,625	1,026,529	1,215,250	419,570
Administration fees (Note 2)	48,024	60,373	67,634	134,852	95,175	112,732	38,907
Transfer agent fees	28,096	46,027	60,831	57,191	52,949	106,159	23,087
Accounting services	21,499	32,535	40,052	39,547	28,651	33,500	23,836
Custodian fees	2,204	4,451	7,282	9,541	4,463	5,974	2,957
Legal and audit fees	13,459	21,522	27,538	34,412	22,986	29,195	14,821
CCO fees (Note 2)	5,571	9,314	12,608	17,077	11,402	14,445	5,288
Trustees fees	5,287	7,067	8,506	5,951	5,489	5,935	6,256
Insurance	1,433	2,459	3,303	4,847	3,002	3,923	1,372
Printing	8,821	13,381	17,769	16,114	11,677	18,657	10,801
Registration and dues	36,721	44,153	54,516	39,594	37,797	44,824	43,211
Investor Class 12b-1 fees (Note 2)	5,253	44,660	77,174	20,172	5,598	16,765	14,362
Total expenses	694,454	774,362	924,325	1,250,923	1,305,718	1,607,359	604,468
Less reimbursement from manager (Note 2)	—	—	(112,874)	(123,960)	—	—	(73,231)
Net expenses	694,454	774,362	811,451	1,126,963	1,305,718	1,607,359	531,237
Net investment income/(loss)	(70,714)	98,512	2,267,677	7,518,113	(319,200)	1,176,452	782,294

Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	8,504,745	10,270,013	4,647,516	(3,794,295)	7,329,456	22,776,387	2,138,960
Change in unrealized appreciation/(depreciation) of investments	(15,342,378)	(25,112,296)	(18,070,124)	(11,868,090)	(32,308,755)	(23,536,547)	(3,774,843)
Net realized and unrealized gain/(loss) on investments	(6,837,633)	(14,842,283)	(13,422,608)	(15,662,385)	(24,979,299)	(760,160)	(1,635,883)
Net increase/(decrease) in net assets resulting from operations	$(6,908,347)	$(14,743,771)	$(11,154,931)	$(8,144,272)	$(25,298,499)	$416,292	$(853,589)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Icon Consumer Select Fund		Icon Equity Fund		Icon Equity Income Fund		Icon Flexible Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income/(loss)	$(70,714)	$(296,637)	$98,512	$(195,263)	$2,267,677	$1,548,565	$7,518,113	$6,339,476
Net realized gain/(loss) from security transactions and foreign currency	8,504,745	7,748,660	10,270,013	9,142,472	4,647,516	10,870,079	(3,794,295)	1,594,848
Change in unrealized appreciation/(depreciation) of investments	(15,342,378)	4,522,838	(25,112,296)	9,122,436	(18,070,124)	6,023,418	(11,868,090)	(1,974,679)
Net increase/(decrease) in net assets resulting from operations	(6,908,347)	11,974,861	(14,743,771)	18,069,645	(11,154,931)	18,442,062	(8,144,272)	5,959,645

Distributions to shareholders
Distributions
Institutional Shares	(6,774,478)	(6,037,209)	(6,791,065)	(7,406,419)	(5,175,172)	(5,347,621)	(6,856,544)	(6,531,778)
Investor Shares	(304,524)	(248,135)	(2,707,920)	(2,966,504)	(2,982,043)	(4,404,866)	(377,907)	(451,025)
Institutional Return of Capital	—	—	—	—	—	—	(156,275)	—
Investor Return of Capital	—	—	—	—	—	—	(7,632)	—

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(3,261,688)	1,968,917	467,458	4,026,788	(1,034,235)	(7,257,800)	25,500,802	6,673,648
Total increase/(decrease)	(17,249,037)	7,658,434	(23,775,298)	11,723,510	(20,346,381)	1,431,775	9,958,172	5,650,490

Net assets
Beginning of year	63,233,224	55,574,790	81,995,151	70,271,641	83,529,128	82,097,353	147,411,054	141,760,564
End of year	$45,984,187	$63,233,224	$58,219,853	$81,995,151	$63,182,747	$83,529,128	$157,369,226	$147,411,054

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Icon Health & Information Technology Fund		Icon Natural Resources and Infrastructure Fund		Icon Utilities and Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income/(loss)	$(319,200)	$(772,054)	$1,176,452	$1,658,012	$782,294	$798,945
Net realized gain/(loss) from security transactions and foreign currency	7,329,456	28,283,022	22,776,387	25,975,595	2,138,960	2,438,273
Change in unrealized appreciation/(depreciation) of investments	(32,308,755)	(6,677,259)	(23,536,547)	5,486,379	(3,774,843)	3,469,762
Net increase/(decrease) in net assets resulting from operations	(25,298,499)	20,833,709	416,292	33,119,986	(853,589)	6,706,980

Distributions to shareholders
Distributions
Institutional Shares	(14,850,546)	(18,088,294)	(11,129,793)	(1,593,802)	(2,682,642)	(2,776,594)
Investor Shares	(332,428)	(478,138)	(627,155)	(69,062)	(475,152)	(433,950)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	3,914,940	(1,382,419)	(4,365,359)	(12,003,699)	(6,674,776)	12,508,509
Total increase/(decrease)	(36,566,533)	884,858	(15,706,015)	19,453,423	(10,686,159)	16,004,945

Net assets
Beginning of year	129,141,425	128,256,566	129,352,424	109,899,001	46,360,102	30,355,157
End of year	$92,574,892	$129,141,425	$113,646,409	$129,352,424	$35,673,943	$46,360,102

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Icon Consumer Select Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	229,921	$2,488,186	552,633	$7,090,152	1,874	$19,535	2,394	$30,603
Shares issued in reinvestment of distributions	703,545	6,648,499	492,322	5,937,406	31,176	291,498	19,866	237,996
Shares repurchased	(1,185,906)	(12,458,015)	(887,302)	(10,902,010)	(24,054)	(251,391)	(33,443)	(425,230)
Net increase/(decrease)	(252,440)	$(3,321,330)	157,652	$2,125,548	8,996	$59,642	(11,183)	$(156,631)

Icon Equity Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	77,945	$2,585,320	126,026	$5,034,716	2,480	$76,073	13,812	$519,383
Shares issued in reinvestment of distributions	239,338	6,514,795	188,577	7,030,142	102,551	2,618,120	79,805	2,822,702
Shares repurchased	(285,900)	(8,815,489)	(194,118)	(7,592,163)	(82,814)	(2,511,361)	(102,617)	(3,787,992)
Net increase/(decrease)	31,383	$284,626	120,485	$4,472,695	22,217	$182,832	(9,000)	$(445,907)

Icon Equity Income Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	580,061	$10,489,496	162,414	$3,626,666	11,481	$210,093	10,196	$220,734
Shares issued in reinvestment of distributions	300,649	5,045,320	248,324	5,187,892	162,825	2,733,226	194,893	4,064,545
Shares repurchased	(433,704)	(7,973,203)	(564,140)	(12,327,999)	(652,065)	(11,539,167)	(372,899)	(8,029,637)
Net increase/(decrease)	447,006	$7,561,613	(153,402)	$(3,513,441)	(477,759)	$(8,595,848)	(167,810)	$(3,744,359)

Icon Flexible Bond Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	7,106,449	$61,047,381	4,185,296	$39,595,238	54,572	$468,038	40,629	$382,261
Shares issued in reinvestment of distributions	746,345	6,390,532	643,780	6,073,487	41,073	350,151	43,326	406,300
Shares repurchased	(4,710,547)	(40,824,294)	(3,983,478)	(37,702,645)	(224,420)	(1,931,006)	(221,249)	(2,080,994)
Net increase/(decrease)	3,142,247	$26,613,619	845,598	$7,966,080	(128,775)	$(1,112,817)	(137,294)	$(1,292,433)

Icon Health & Information Technology Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	124,775	$2,249,712	126,231	$2,966,237	1,067	$16,261	5,805	$132,533
Shares issued in reinvestment of distributions	958,782	14,439,258	812,125	17,582,514	22,385	310,263	21,685	438,909
Shares repurchased	(715,372)	(12,397,589)	(947,771)	(21,826,080)	(41,973)	(702,965)	(30,677)	(676,531)
Net increase/(decrease)	368,185	$4,291,381	(9,415)	$(1,277,329)	(18,521)	$(376,441)	(3,187)	$(105,089)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Icon Natural Resources and Infrastructure Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	565,245	$9,834,986	4,140,431	$68,517,177	71,835	$1,243,113	171,415	$2,857,492
Shares issued in reinvestment of distributions	640,978	10,805,550	87,091	1,545,003	34,954	580,353	3,622	63,457
Shares repurchased	(1,423,587)	(24,836,733)	(4,903,264)	(81,700,428)	(115,216)	(1,992,628)	(198,683)	(3,286,400)
Net increase/(decrease)	(217,364)	$(4,196,197)	(675,742)	$(11,638,248)	(8,427)	$(169,162)	(23,646)	$(365,450)

Icon Utilities and Income Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,017,068	$10,803,948	1,871,230	$20,603,179	94,619	$989,586	348,299	$3,787,804
Shares issued in reinvestment of distributions	251,831	2,539,044	245,316	2,643,091	23,815	234,528	21,883	231,097
Shares repurchased	(1,905,785)	(19,909,599)	(1,054,638)	(11,401,121)	(129,185)	(1,332,283)	(313,827)	(3,355,540)
Net increase/(decrease)	(636,886)	$(6,566,607)	1,061,908	$11,845,149	(10,751)	$(108,169)	56,355	$663,360

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period

Icon Consumer Select Fund(a)
Institutional Shares(b)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$12.06	$10.90	$9.46		$10.75	$10.97	$9.95
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.01)	(0.06)	(0.01)		0.03	0.08	0.05
Net gain/(loss) on securities (both realized and unrealized)	(1.22)	2.54	1.45		(1.09)	(0.23)	0.99
Total from investment operations	(1.23)	2.48	1.44		(1.06)	(0.15)	1.04
LESS DISTRIBUTIONS
Dividends from net investment income	—	—	—		(0.08)	(0.07)	(0.02)
Distributions from capital gains	(1.63)	(1.32)	—		(0.15)	—	—
Total distributions	(1.63)	(1.32)	—		(0.23)	(0.07)	(0.02)
Net asset value, end of year or period	$9.20	$12.06	$10.90		$9.46	$10.75	$10.97

Total return	(10.56)%	22.80%	15.22	%(d)	(10.29)%	(1.26)%	10.48%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$44,014	$60,747	$53,198		$48,832	$34,578	$43,500
Ratio of expenses to average net assets:
Before expense reimbursements	1.33%	1.32%	1.32	%(e)	1.56%	1.54%	1.44%
After expense reimbursements(f)	1.33%	1.32%	1.32	%(e)	1.52%	1.50%	1.44%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.13)%	(0.48)%	(0.48	)%(e)	0.28%	0.77%	0.41%
After expense reimbursements	(0.13)%	(0.48)%	(0.48	)%(e)	0.33%	0.81%	0.41%
Portfolio turnover	40%	40%	14	%(d)	82%	28%	44%

Investor Shares(g)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$11.98	$10.87	$9.44		$10.74	$10.98	$9.99
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.04)	(0.09)	(0.02)		—	0.06	0.01
Net gain/(loss) on securities (both realized and unrealized)	(1.21)	2.52	1.45		(1.08)	(0.24)	0.99
Total from investment operations	(1.25)	2.43	1.43		(1.08)	(0.18)	1.00
LESS DISTRIBUTIONS
Dividends from net investment income	—	—	—		(0.07)	(0.06)	(0.01)
Distributions from capital gains	(1.63)	(1.32)	—		(0.15)	—	—
Total distributions	(1.63)	(1.32)	—		(0.22)	(0.06)	(0.01)
Net asset value, end of year or period	$9.10	$11.98	$10.87		$9.44	$10.74	$10.98

Total return(h)	(10.81)%	22.40%	15.15	%(d)	(10.46)%	(1.51)%	10.04%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,971	$2,486	$2,376		$2,484	$1,487	$1,512
Ratio of expenses to average net assets:
Before expense reimbursements	1.57%	1.58%	1.57	%(e)	2.17%	2.24%	1.98%
After expense reimbursements(f)	1.57%	1.58%	1.57	%(e)	1.80%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.36)%	(0.73)%	(0.68	)%(e)	(0.41)%	0.06%	(0.13)%
After expense reimbursements	(0.36)%	(0.73)%	(0.68	)%(e)	(0.05)%	0.55%	0.10%
Portfolio turnover	40%	40%	14	%(d)	82%	28%	44%

(a)Formerly Named ICON Financials Fund.

(b)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Financials Fund - Class S.

(c)Calculated based upon average shares outstanding.

(d)Not annualized.

(e)Annualized.

(f)Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(g)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Financials Fund - Class A

(h)The total return calculation excludes and sales charge.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Equity Fund(a)
Institutional Shares(b)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$37.28	$33.57	$28.07		$26.83	$27.11	$25.13
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.07	(0.07)	(0.02)		(0.03)	(0.02)	(0.06)
Net gain/(loss) on securities (both realized and unrealized)	(6.61)	9.04	5.52		2.27	0.09	2.04
Total from investment operations	(6.54)	8.97	5.50		2.24	0.07	1.98
LESS DISTRIBUTIONS
Dividends from net investment income	(0.06)	—	—		—	—	—
Distributions from capital gains	(4.75)	(5.26)	—		(1.00)	(0.35)	—
Total distributions	(4.81)	(5.26)	—		(1.00)	(0.35)	—
Net asset value, end of year or period	$25.93	$37.28	$33.57		$28.07	$26.83	$27.11

Total return	(18.11)%	26.73%	19.59	%(f)	8.27%	0.56%	7.88%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$42,057	$59,306	$49,362		$45,176	$12,764	$18,580
Ratio of expenses to average net assets:
Before expense reimbursements	1.12%	1.04%	1.10	%(d)	1.35%	1.53%	1.38%
After expense reimbursements(e)	1.12%	1.04%	1.10	%(d)	1.22%	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.22%	(0.17)%	(0.28	)%(d)	(0.23)%	(0.36)%	(0.33)%
After expense reimbursements	0.22%	(0.17)%	(0.28	)%(d)	(0.10)%	(0.08)%	(0.20)%
Portfolio turnover	17%	24%	14	%(f)	65%	31%	36%

Investor Shares(g)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$35.37	$32.14	$26.89		$25.81	$26.16	$24.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.01)	(0.16)	(0.04)		(0.09)	(0.09)	(0.14)
Net gain/(loss) on securities (both realized and unrealized)	(6.26)	8.65	5.29		2.17	0.09	1.97
Total from investment operations	(6.27)	8.49	5.25		2.08	—	1.83
LESS DISTRIBUTIONS
Distributions from capital gains	(4.75)	(5.26)	—		(1.00)	(0.35)	—
Total distributions	(4.75)	(5.26)	—		(1.00)	(0.35)	—
Net asset value, end of year or period	$24.35	$35.37	$32.14		$26.89	$25.81	$26.16

Total return(h)	(18.34)%	26.42%	19.52	%(f)	7.97%	0.31%	7.52%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$16,162	$22,689	$20,910		$19,080	$4,894	$5,351
Ratio of expenses to average net assets:
Before expense reimbursements	1.37%	1.29%	1.35	%(d)	1.67%	2.08%	1.83%
After expense reimbursements(e)	1.37%	1.29%	1.35	%(d)	1.46%	1.55%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.03)%	(0.43)%	(0.52	)%(d)	(0.54)%	(0.92)%	(0.80)%
After expense reimbursements	(0.03)%	(0.43)%	(0.52	)%(d)	(0.34)%	(0.39)%	(0.52)%
Portfolio turnover	17%	24%	14	%(f)	65%	31%	36%

(a) Formerly named ICON Long/Short Fund.

(b) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Long/Short Fund - Class S.

(c) Calculated based upon average shares outstanding.

(d) Annualized.

(e) Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(f) Not annualized.

(g) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Long/Short Fund - Class A.

(h) The total return calculation excludes and sales charge.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Equity Income Fund
Institutional Shares(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$20.75	$18.89	$16.44		$18.00	$17.96	$17.61
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.60	0.42	0.12		0.43	0.50	0.53
Net gain/(loss) on securities (both realized and unrealized)	(3.36)	4.12	2.72		(1.12)	0.09	0.38
Total from investment operations	(2.76)	4.54	2.84		(0.69)	0.59	0.91
LESS DISTRIBUTIONS
Dividends from net investment income	(0.58)	(0.43)	(0.39)		(0.58)	(0.53)	(0.56)
Distributions from capital gains	(1.58)	(2.25)	—		(0.29)	(0.02)	—
Total distributions	(2.16)	(2.68)	(0.39)		(0.87)	(0.55)	(0.56)
Net asset value, end of year or period	$15.83	$20.75	$18.89		$16.44	$18.00	$17.96

Total return	(13.63)%	24.14%	17.25	%(c)	(4.03)%	3.45%	5.19%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$41,821	$45,535	$44,345		$42,624	$51,853	$51,185
Ratio of expenses to average net assets:
Before expense reimbursements	1.15%	1.04%	1.06	%(d)	1.30%	1.21%	1.16%
After expense reimbursements(e)	1.00%	1.00%	1.00	%(d)	1.05%	0.99%	0.99%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.11%	1.87%	2.66	%(d)	2.28%	2.66%	2.76%
After expense reimbursements	3.26%	1.91%	2.72	%(d)	2.53%	2.88%	2.93%
Portfolio turnover	78%	25%	7	%(c)	78%	117%	171%

Investor Shares(f)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$20.73	$18.87	$16.42		$17.96	$17.92	$17.56
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.54	0.36	0.11		0.38	0.46	0.49
Net gain/(loss) on securities (both realized and unrealized)	(3.34)	4.12	2.72		(1.12)	0.08	0.38
Total from investment operations	(2.80)	4.48	2.83		(0.74)	0.54	0.87
LESS DISTRIBUTIONS
Dividends from net investment income	(0.58)	(0.37)	(0.38)		(0.51)	(0.48)	(0.51)
Distributions from capital gains	(1.58)	(2.25)	—		(0.29)	(0.02)	—
Total distributions	(2.16)	(2.62)	(0.38)		(0.80)	(0.50)	(0.51)
Net asset value, end of year or period	$15.77	$20.73	$18.87		$16.42	$17.96	$17.92

Total return(g)	(13.81)%	23.84%	17.21	%(c)	(4.33)%	3.20%	4.98%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$21,362	$37,994	$37,752		$37,563	$10,852	$10,685
Ratio of expenses to average net assets:
Before expense reimbursements	1.42%	1.29%	1.31	%(d)	1.50%	1.50%	1.45%
After expense reimbursements(e)	1.26%	1.25%	1.25	%(d)	1.29%	1.24%	1.24%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.74%	1.62%	2.41	%(d)	2.07%	2.38%	2.48%
After expense reimbursements	2.90%	1.66%	2.46	%(d)	2.29%	2.64%	2.69%
Portfolio turnover	78%	25%	7	%(c)	78%	117%	171%

(a) Formerly named ICON Equity Income Fund - Class S.

(b) Calculated based upon average shares outstanding.

(c) Not annualized.

(d) Annualized.

(e) Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(f) Formerly named ICON Equity Income Fund - Class A

(g) The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Flexible Bond Fund
Institutional Shares(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018(b)
Net asset value, beginning of year	$9.32	$9.39	$9.07		$9.36	$9.26	$9.43
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.45	0.42	0.10		0.40	0.36	0.36
Net gain/(loss) on securities (both realized and unrealized)	(0.97)	(0.03)	0.31		(0.28)	0.18	(0.19)
Total from investment operations	(0.52)	0.39	0.41		0.12	0.54	0.17
LESS DISTRIBUTIONS
Dividends from net investment income	(0.44)	(0.46)	(0.09)		(0.41)	(0.44)	(0.34)
Distributions from return of capital(d)	—	—	—		—	—	—
Distributions from capital gains	—	—	—		—	—	—
Total distributions	(0.44)	(0.46)	(0.09)		(0.41)	(0.44)	(0.34)
Net asset value, end of year or period	$8.36	$9.32	$9.39		$9.07	$9.36	$9.26

Total return	(5.63)%	4.17%	4.52	%(e)	1.32%	6.02%	1.89%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$150,090	$138,093	$131,094		$141,158	$143,633	$97,303
Ratio of expenses to average net assets:
Before expense reimbursements	0.84%	0.85%	0.86	%(f)	1.01%	0.96%	0.92%
After expense reimbursements(g)	0.76%	0.77%	0.76	%(f)	0.80%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	5.10%	4.32%	4.38	%(f)	4.20%	3.70%	3.65%
After expense reimbursements	5.18%	4.40%	4.48	%(f)	4.41%	3.91%	3.82%
Portfolio turnover	157%	262%	29	%(e)	133%	144%	153%

Investor Shares(h)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018(b)
Net asset value, beginning of year	$9.27	$9.33	$9.02		$9.31	$9.21	$9.39
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.42	0.39	0.10		0.38	0.34	0.33
Net gain/(loss) on securities (both realized and unrealized)	(0.97)	(0.01)	0.29		(0.28)	0.18	(0.19)
Total from investment operations	(0.55)	0.38	0.39		0.10	0.52	0.14
LESS DISTRIBUTIONS
Dividends from net investment income	(0.42)	(0.44)	(0.08)		(0.39)	(0.42)	(0.32)
Distributions from return of capital(d)	—	—	—		—	—	—
Distributions from capital gains	—	—	—		—	—	—
Total distributions	(0.42)	(0.44)	(0.08)		(0.39)	(0.42)	(0.32)
Net asset value, end of year or period	$8.30	$9.27	$9.33		$9.02	$9.31	$9.21

Total return(i)	(5.96)%	4.06%	4.36	%(e)	1.12%	5.76%	1.55%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$7,279	$9,318	$10,667		$10,661	$5,733	$3,685
Ratio of expenses to average net assets:
Before expense reimbursements	1.10%	1.10%	1.11	%(f)	1.32%	1.39%	1.45%
After expense reimbursements(g)	1.01%	1.02%	1.01	%(f)	1.05%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.77%	4.07%	4.13	%(f)	3.90%	3.29%	3.13%
After expense reimbursements	4.86%	4.15%	4.23	%(f)	4.17%	3.68%	3.58%
Portfolio turnover	157%	262%	29	%(e)	133%	144%	153%

(a)Calculated based upon average shares outstanding.

(b)Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(c)Calculated based upon average shares outstanding.

(d)Less than .01 per share

(e)Not annualized.

(f)Annualized.

(g)Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(h)Formerly named ICON Flexible Bond Fund - Class A.

(i)The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Health & Information Technology Fund(a)
Institutional Shares(b)	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$21.65		$21.45		$18.75		$15.46	$17.19	$19.14
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.05)		(0.14)		(0.03)		(0.09)	(0.04)	(0.10)
Net gain/(loss) on securities (both realized and unrealized)	(4.18)		3.94		3.47		4.10	0.35	2.09
Total from investment operations	(4.23)		3.80		3.44		4.01	0.31	1.99
LESS DISTRIBUTIONS
Dividends from net investment income	—		—		—		—	—	(0.08)
Distributions from capital gains	(2.76)		(3.60)		(0.74)		(0.72)	(2.04)	(3.86)
Total distributions	(2.76)		(3.60)		(0.74)		(0.72)	(2.04)	(3.94)
Net asset value, end of year or period	$14.66		$21.65		$21.45		$18.75	$15.46	$17.19

Total return	(19.87	)%(d)	17.71	%(d)	18.59%		26.59%	5.12%	11.82%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$90,742		$126,017		$125,057		$109,619	$54,263	$61,474
Ratio of expenses to average net assets:
Before expense reimbursements	1.26	%(e)	1.25	%(e)	1.29	%(d)	1.46%	1.49%	1.41%
After expense reimbursements(f)	1.26	%(e)	1.25	%(e)	1.29	%(d)	1.46%	1.49%	1.41%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.30	)%(e)	(0.60	)%(e)	(0.53	)%(d)	(0.54)%	(0.25)%	(0.60)%
After expense reimbursements	(0.30	)%(e)	(0.60	)%(e)	(0.53	)%(d)	(0.54)%	(0.25)%	(0.60)%
Portfolio turnover	39	%(d)	33	%(d)	13	%(f)	67%	92%	98%

Investor Shares(g)	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$20.24		$20.31		$17.80		$14.74	$16.55	$18.55
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.09)		(0.19)		(0.04)		(0.13)	(0.07)	(0.16)
Net gain/(loss) on securities (both realized and unrealized)	(3.90)		3.72		3.29		3.91	0.30	2.02
Total from investment operations	(3.99)		3.53		3.25		3.78	0.23	1.86
LESS DISTRIBUTIONS
Dividends from net investment income	—		—		—		—	—	(0.00	)(h)
Distributions from capital gains	(2.76)		(3.60)		(0.74)		(0.72)	(2.04)	(3.86)
Total distributions	(2.76)		(3.60)		(0.74)		(0.72)	(2.04)	(3.86)
Net asset value, end of year or period	$13.49		$20.24		$20.31		$17.80	$14.74	$16.55

Total return(i)	(20.07)%		17.37%		18.52	%(d)	26.31%	4.79%	11.43%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,833		$3,125		$3,199		$2,948	$1,463	$2,101
Ratio of expenses to average net assets:
Before expense reimbursements	1.52%		1.50%		1.54	%(e)	2.13%	2.30%	2.00%
After expense reimbursements(f)	1.52%		1.50%		1.54	%(e)	1.76%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.57)%		(0.84)%		(0.76	)%(e)	(1.21)%	(1.05)%	(1.20)%
After expense reimbursements	(0.57)%		(0.84)%		(0.76	)%(e)	(0.83)%	(0.50)%	(0.95)%
Portfolio turnover	39%		33%		13	%(d)	67%	92%	98%

(a)Formerly named ICON Information Technology Fund.

(b)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Information Technology Fund - Class S.

(c)Calculated based upon average shares outstanding.

(d)Not annualized.

(e)Annualized.

(f)Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(g)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Information Technology Fund - Class A.

(h)Amount less than $(0.005).

(i)The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Natural Resources and Infrastructure Fund(a)
Institutional Shares(b)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$17.74	$13.76	$11.78		$12.49	$16.45	$15.32
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.17	0.20	0.02		0.08	0.19	0.31
Net gain/(loss) on securities (both realized and unrealized)	(0.04)	4.01	2.00		(0.59)	(1.80)	1.01
Total from investment operations	0.13	4.21	2.02		(0.51)	(1.61)	1.32
LESS DISTRIBUTIONS
Dividends from net investment income	(0.19)	(0.23)	(0.04)		(0.20)	(0.33)	—
Distributions from capital gains	(1.59)	—	—		—	(2.02)	(0.19)
Total distributions	(1.78)	(0.23)	(0.04)		(0.20)	(2.02)	(0.19)
Net asset value, end of year or period	$16.09	$17.74	$13.76		$11.78	$12.49	$16.45

Total return	0.38%	30.62%	17.18	%(d)	(4.21)%	(7.63)%	8.68%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$107,544	$122,465	$104,241		$98,786	$55,353	$76,916
Ratio of expenses to average net assets:
Before expense reimbursements	1.31%	1.28%	1.35	%(e)	1.58%	1.70%	1.58%
After expense reimbursements(f)	1.31%	1.28%	1.35	%(e)	1.48%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.98%	1.20%	0.55	%(e)	0.58%	1.33%	1.86%
After expense reimbursements	0.98%	1.20%	0.55	%(e)	0.68%	1.53%	1.94%
Portfolio turnover	149%	94%	22	%(d)	133%	111%	117%

Investor Shares(g)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$17.52	$13.57	$11.64		$12.36	$16.25	$15.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.13	0.17	0.01		0.05	0.16	0.29
Net gain/(loss) on securities (both realized and unrealized)	(0.05)	3.96	1.97		(0.57)	(1.78)	0.98
Total from investment operations	0.08	4.13	1.98		(0.52)	(1.62)	1.27
LESS DISTRIBUTIONS
Dividends from net investment income	(0.15)	(0.18)	(0.04)		(0.20)	(1.62)	—
Distributions from capital gains	(1.59)	—	—		—	(2.02)	(0.19)
Total distributions	(1.74)	(0.18)	(0.04)		(0.20)	(2.27)	(0.19)
Net asset value, end of year or period	$15.86	$17.52	$13.57		$11.64	$12.36	$16.25

Total return(h)	0.09%	30.41%	16.96	%(d)	(4.40)%	(7.92)%	8.43%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$6,102	$6,888	$5,658		$5,001	$2,733	$4,231
Ratio of expenses to average net assets:
Before expense reimbursements	1.56%	1.52%	1.60	%(e)	2.10%	2.19%	1.86%
After expense reimbursements(f)	1.56%	1.52%	1.60	%(e)	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.73%	1.00%	0.30	%(e)	0.05%	0.85%	1.71%
After expense reimbursements	0.73%	1.00%	0.30	%(e)	0.40%	1.29%	1.82%
Portfolio turnover	149%	94%	22	%(d)	133%	111%	117%

(a)Formerly named ICON Natural Resources Fund.

(b)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Natural Resources Fund - Class S.

(c)Calculated based upon average shares outstanding.

(d)Not annulaized.

(e)Annualized.

(f)Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(g)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Natural Resources Fund - Class A.

(h)The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Icon Utilities and Income Fund(a)
Institutional Shares(b)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$10.80	$9.56	$8.99		$10.25	$8.85	$9.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.20	0.22	0.05		0.18	0.26	0.28
Net gain/(loss) on securities (both realized and unrealized)	(0.32)	1.82	0.97		(0.91)	1.45	0.07
Total from investment operations	(0.12)	2.04	1.02		(0.73)	1.71	0.35
LESS DISTRIBUTIONS
Dividends from net investment income	(0.20)	(0.21)	(0.05)		(0.20)	(0.26)	(0.31)
Distributions from capital gains	(0.69)	(0.59)	(0.40)		(0.33)	(0.05)	(0.48)
Total distributions	(0.89)	(0.80)	(0.45)		(0.53)	(0.31)	(0.79)
Net asset value, end of year or period	$9.79	$10.80	$9.56		$8.99	$10.25	$8.85

Total return	(1.15)%	21.51%	11.42%	(d)	(7.35)%	19.76%	4.17%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$30,209	$40,208	$25,430		$25,038	$46,006	$30,883
Ratio of expenses to average net assets:
Before expense reimbursements	1.41%	1.39%	1.47%	(e)	1.63%	1.57%	1.60%
After expense reimbursements(f)	1.23%	1.23%	1.23%	(e)	1.28%	1.22%	1.22%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.72%	1.89%	1.87%	(e)	1.62%	2.38%	2.82%
After expense reimbursements	1.89%	2.06%	2.11%	(e)	1.96%	2.73%	3.20%
Portfolio turnover	28%	33%	3%	(d)	24%	144%	156%

Investor Shares(g)	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$10.58	$9.38	$8.83		$10.07	$8.70	$9.14
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.18	0.19	0.04		0.16	0.23	0.25
Net gain/(loss) on securities (both realized and unrealized)	(0.31)	1.79	0.96		(0.91)	1.43	0.08
Total from investment operations	(0.13)	1.98	1.00		(0.75)	1.66	0.33
LESS DISTRIBUTIONS
Dividends from net investment income	(0.18)	(0.19)	(0.05)		(0.16)	(0.24)	(0.29)
Distributions from capital gains	(0.69)	(0.59)	(0.40)		(0.33)	(0.05)	(0.48)
Total distributions	(0.87)	(0.78)	(0.45)		(0.49)	(0.29)	(0.77)
Net asset value, end of year or period	$9.58	$10.58	$9.38		$8.83	$10.07	$8.70

Total return(h)	(1.34)%	21.24%	11.33%	(d)	(7.69)%	19.47%	3.97%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$5,464	$6,152	$4,925		$4,797	$6,052	$5,540
Ratio of expenses to average net assets:
Before expense reimbursements	1.65%	1.65%	1.72%	(e)	1.83%	1.77%	1.73%
After expense reimbursements(f)	1.48%	1.48%	1.48%	(e)	1.53%	1.47%	1.47%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.53%	1.63%	1.65%	(e)	1.45%	2.20%	2.62%
After expense reimbursements	1.70%	1.80%	1.89%	(e)	1.75%	2.50%	2.88%
Portfolio turnover	28%	33%	3%	(d)	24%	144%	156%

(a)Formerly named ICON Utilities Fund.

(b)Formerly named ICON Utilities Fund - Class S.

(c)Calculated based upon average shares outstanding.

(d)Not annualized.

(e)Annualized.

(f)Effective for the year ended September 30, 2020, excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example.

(g)Formerly named ICON Utilities Fund - Class A.

(h)The total return calculation excludes any sales charges.

ICON FundsNotes to Financial StatementsDecember 31, 2022

Note 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. The Trust consists of ten separate series, seven of which are included in these financial statements. Shelton Capital Management (“Shelton”) serves as Investment Advisor (the “Advisor”) to the funds of the Trust. On August 13, 2020, the fiscal year end of the ICON Equity Fund, the ICON Equity Income Fund, the ICON Consumer Select Fund, the ICON Flexible Bond Fund, ICON Health and Information Technology Fund, The ICON Natural Resources Fund, and the ICON Utilities and Income Fund was changed from September 30 to December 31, effective June 30, 2020.

ICON Consumer Select Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 01, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to three series of ICON Funds, the ICON Consumer Discretionary Fund, the ICON Financial Fund, and the ICON Consumer Staples Fund. The ICON Consumer Discretionary Fund and the ICON Financial Fund were reorganized into the Fund pursuant to a reorganization that took place after the close of business on July 10, 2020. The ICON Consumer Staples Fund was reorganized into the Fund pursuant to a reorganization that took place after the close of business on July 31, 2020. All historic performance and financial information presented is that of the ICON Financial Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Financial Fund.

ICON Equity Fund is an open-end diversified series of the Trust. The inception date of the Fund is October 17, 2002. The Fund’s investment objective is to seek capital appreciation, with a secondary objective of capital preservation to provide long-term growth. The Fund is the successor fund to three series of ICON Funds, the ICON Fund, the ICON Long/Short Fund, and the ICON Opportunities Fund, pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Long/Short Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Long/Short Fund. The ICON Fund and the ICON Long/Short Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Equity Fund.

ICON Equity Income Fund is an open-end diversified series of the Trust. The inception date of the Fund is November 8, 2002. The Fund’s investment objective is to seek modest capital appreciation and income. The Fund is the successor fund to two series of ICON Funds, the ICON Equity Income Fund (the “Predecessor Equity Income Fund”) and the ICON Risk-Managed Balanced Fund, pursuant to reorganizations that that took place after the close of business on July 10, 2020 and September 25, 2020, respectively. All historic performance and financial information presented is that of the Predecessor Equity Income Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Equity Income Fund. The Predecessor Equity Income Fund and the ICON Risk-Managed Balanced Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Equity Income Fund.

ICON Flexible Bond Fund is an open-end diversified series of the Trust. The inception date of the Fund is October 21, 2002. The Fund’s investment objective is to seek maximum total return. The Fund is the successor fund to the ICON Flexible Bond Fund, a series of ICON Funds (the “Predecessor Flexible Bond Fund”), pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the Predecessor Flexible Bond Fund, which was the accounting and performance survivor of the reorganization. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Flexible Bond Fund. The Predecessor Flexible Bond Fund also had Class C shares, each of which were reorganized into the Investor Class of the ICON Flexible Bond Fund.

ICON Health and Information Technology Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is February 19, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to two series of ICON Funds, the ICON Information Technology Fund and the ICON Healthcare Fund pursuant to a reorganization that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Information Technology Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Information Technology Fund.

ICON Natural Resources and Infrastructure Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is May 5, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to three series of ICON Funds, the ICON Energy Fund, the ICON Natural Resources Fund, and the ICON Industrials Fund, pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Natural Resources Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Natural Resources Fund. The ICON Energy Fund and the ICON Natural Resources Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Natural Resources and Infrastructure Fund.

ICON Utilities and Income Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 9, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to the ICON Utilities Fund, a series of ICON Funds, pursuant to a reorganization that occurred after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Utilities Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Utilities Fund.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codiﬁcation Topic 946, Financial Services – Investment Companies.

(a) Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Investments in mutual funds are valued at that fund’s net asset value. Asset-backed securities (ABS) are valued by an independent pricing service using market-based measurements that are processed through a rules-based pricing application and represent the good faith determination as to what the holder may receive in an orderly transaction for an institutional round lot position (typically 1MM or greater current value USD or local currency equivalent). Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

ICON FundsNotes to Financial Statements (Continued)December 31, 2022

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith by the Pricing Committee of the Advisor, the Funds’ valuation designee pursuant to Rule 2a-5. The Board has delegated to the Pricing Committee of the Advisor the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c) Short Sales — Short sales are transactions under which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(e) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method or, where applicable, to the first call date of the securities.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT and MLP distribution information available.

Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses. These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

The ICON Consumer Select Fund, ICON Equity Income Fund, ICON Health and Information Technology Fund, ICON Natural Resources & Infrastructure Fund, and ICON Utilities and Income Fund seek to replicate the performance of their respective sectors. From time to time this replication may lead a Fund to concentrate in stocks of a particular sector, category or group of companies, which could cause such Fund to underperform the overall stock market. Refer to each Fund’s Portfolio of Investments for instances where these concentration might exist as of December 31, 2022. The ICON Consumer Select Fund had 27.74% invested in the First American Government Obligations Fund. (https://www.sec.gov/edgar/browse/?CIK=356134).

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

(h) Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital Management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i) Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

ICON FundsNotes to Financial Statements (Continued)December 31, 2022

(j) Accounting for Uncertainty in Income Taxes — The Funds recognize the tax beneﬁts of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax beneﬁts should be recorded related to uncertain tax positions taken on returns ﬁled for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax beneﬁts will change materially in the next twelve months.

(k) Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Funds’ securities at December 31, 2022 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Assets
ICON Consumer Select Fund	$47,389,985	$—	$—	$47,389,985
ICON Equity Fund	59,294,958	—	—	59,294,958
ICON Equity Income Fund	52,891,405	11,664,808	—	64,556,213
ICON Flexible Bond Fund	38,470,529	123,502,260	—	161,972,789
ICON Health and Information Technology Fund	93,004,096	—	—	93,004,096
ICON Natural Resources & Infrastructure Fund	116,902,188	—	—	116,902,188
ICON Utilities and Income Fund	36,413,271	—	—	36,413,271

(a)It is the Funds’ policy to recognize transfers between levels on the last day of the fiscal reporting period. There were no transfers in or out of Level 2, and Level 3 during the year.

(b)All publicly traded common stocks, preferred stocks, and investments in investment companies held in the Funds are Level 1 securities. For a detailed break-out of equity securities by major industry classification, please refer to the Portfolio of Investments.

(c)All corporate debt and asset-backed securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

(l) Disclosure about Derivative Instruments and Hedging Activities — The Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

(m) LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Note 2 – INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	% of Net Assets
ICON Consumer Select Fund	1.00%
ICON Equity Fund	0.75%
ICON Equity Income Fund	0.75%
ICON Flexible Bond Fund	0.60%
ICON Health and Information Technology Fund	1.00%
ICON Natural Resources & Infrastructure Fund	1.00%
ICON Utilities and Income Fund	1.00%

ICON FundsNotes to Financial Statements (Continued)December 31, 2022

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the expense limits, for the year ended December 31, 2022 are as follows:

	Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
ICON Equity Income Fund	0.99%	1.24%	5/1/23
ICON Flexible Bond Fund	0.75%	1.00%	5/1/23
ICON Utilities and Income Fund	1.22%	1.47%	5/1/23

At December 31, 2022, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $670,010. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 9/30/2023	Expires 12/31/2023	Expires 12/31/2024	Expires 12/31/2025	Total
ICON Equity Income Fund	$17,775	$11,132	$33,805	$112,874	$175,586
ICON Flexible Bond Fund	45,652	38,363	115,484	123,960	323,459
ICON Utilities and Income Fund	14,724	18,050	64,960	73,231	170,965
Total	$78,151	$67,545	$214,249	$310,065	$670,010

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statements of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Steve Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Adviser. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of the Advisor, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the year ended December 31, 2022 the following were incurred:

Fund	Investor Class 12b-1 Fees*
ICON Consumer Select Fund	$5,253
ICON Equity Fund	$44,660
ICON Equity Income Fund	$77,174
ICON Flexible Bond Fund	$20,172
ICON Health and Information Technology Fund	$5,598
ICON Natural Resources & Infrastructure Fund	$16,765
ICON Utilities and Income Fund	$14,362

Management fees, administration fees, expense reimbursement from the Advisor, CCO fees and Trustees fees incurred during the period are included in the Statements of Operations.

Note 3 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
ICON Consumer Select Fund	$18,494,926	$40,444,622
ICON Equity Fund	9,998,403	30,560,317
ICON Equity Income Fund	53,537,133	67,887,558
ICON Flexible Bond Fund	175,809,024	155,964,179
ICON Health and Information Technology Fund	36,490,781	68,766,206
ICON Natural Resources & Infrastructure Fund	160,323,199	193,087,879
ICON Utilities and Income Fund	10,701,625	26,472,128

ICON FundsNotes to Financial Statements (Continued)December 31, 2022

Note 4 – TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassification was as follows:

	Increase/ (Decrease) Paid-In Capital	Increase/ (Decrease) Distributable Earnings/(Loss)
ICON Natural Resources & Infrastructure Fund	$(312,186)	$312,186
ICON Utilities and Income Fund	14,722	(14,722)
ICON Health and Information Technology Fund	(319,200)	319,200

The reclassification of net assets consists primarily of return of capital distributions, net operating losses, non-deductible excise tax paid and prior year tax return adjustments impacting distributable earnings.

Tax Basis of Distributable Earnings: For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation of investments on December 31, 2022 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/Depreciation
ICON Consumer Select Fund	$43,591,926	$5,145,202	$(1,347,142)	$3,798,060
ICON Equity Fund	47,434,607	13,129,165	(1,268,814)	11,860,351
ICON Equity Income Fund	64,180,575	3,782,482	(3,406,843)	375,639
ICON Flexible Bond Fund	173,580,003	(12,592)	(11,594,622)	(11,607,214)
ICON Health and Information Technology Fund	83,797,091	15,586,483	(6,379,478)	9,207,005
ICON Natural Resources & Infrastructure Fund	112,998,771	7,311,326	(3,409,317)	3,902,009
ICON Utilities and Income Fund	33,431,834	3,686,140	(704,703)	2,981,437

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2022 was as follows:

	Distributions Payable	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Capital Gains (Losses)	Unrealized Appreciation/ (Depreciation)	Other Accumulated Gains/Losses	Total Distributable Earnings
ICON Consumer Select Fund	$74,122	$—	$—	$2,609,459	$3,798,060	$(3,068,274)	$3,413,367
ICON Equity Fund	—	—	—	735,594	11,860,351	(948,004)	11,647,941
ICON Equity Income Fund	—	—	—	—	375,639	(1,026,640)	(651,001)
ICON Flexible Bond Fund	—	—	—	—	(11,607,214)	(8,291,496)	(19,898,710)
ICON Health and Information Technology Fund	—	—	—	—	9,207,005	6,520,596	15,727,601
ICON Natural Resources & Infrastructure Fund	—	—	—	—	3,902,009	(207,359,391)	(203,457,382)
ICON Utilities and Income Fund	—	—	—	—	2,981,437	(325,799)	2,655,638

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to return of capital from corporations, partnership investment, and investment in trust preferred securities.

Capital Losses: Capital loss carry forwards, as of December 31, 2022, available to offset future capital gains, if any, are as follows:

	ICON Consumer Select Fund*	ICON Equity Fund**	ICON Flexible Bond Fund	ICON Health & Information Technology Fund	ICON Natural Resources & Infrastructure Fund***
Long Term with no Limitation with no Limit	$—	$—	$3,808,386	$—	$—
Short Term with no Limitation with no Limit	—	—	3,329,731	203,390	—
Long Term Subject to Annual Limitation	853,970	—	—	—	119,026,499
Short Term Subject to Annual Limitation	2,214,304	948,004	—	—	88,332,892
Total	$3,068,274	$948,004	$7,138,117	$203,390	$207,359,391
Capital Loss Carry Forwards Utilized During the Fiscal Year Ending December 31, 2022	$270,264	$133,945	$—	$601,938	$12,793,365

*Subject to annual limitation of $270,264 under §382 of The Code through December 31, 2032, $252,613 for the year ending December 31,2033 and $113,021 for the year ending December 31,2024.

**Subject to annual limitation of $133,945 under §382 of The Code through December 31, 2029, and $10,389 for the year ending December 31,2030.

***Subject to annual limitation of $678,984 under §382 of The Code through December 31, 2026, $644,536 through December 31, 2027 and $194,965 for the year ending December 31, 2038.

ICON FundsNotes to Financial Statements (Continued)December 31, 2022

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:

Fund	Year	Ordinary Income	Nontaxable Distribution/ Return of Capital	Long-Term Capital Gains(a)	Exempt- Interest Dividends	Total Distributions
ICON Consumer Select Fund	December 31, 2022	78,909	—	7,000,093	—	7,079,002
	December 31, 2021	2,442,189	—	3,843,155	—	6,285,344
ICON Equity Fund	December 31, 2022	98,512	—	9,400,473	—	9,498,985
	December 31, 2021	3,472,936	10,400	6,889,587	—	10,372,923
ICON Equity Income Fund	December 31, 2022	2,157,338	—	5,999,877	—	8,157,215
	December 31, 2021	7,641,522	—	2,110,965	—	9,752,487
ICON Flexible Bond Fund	December 31, 2022	7,234,449	163,907(b)	—	—	7,398,356
	December 31, 2021	6,856,649	126,154	—	—	6,982,803
ICON Health and Information Technology Fund	December 31, 2022	2,957,771	—	12,225,203	—	15,182,974
	December 31, 2021	2,926,353	—	15,640,079	—	18,566,432
ICON Natural Resources & Infrastructure Fund	December 31, 2022	6,628,318	—	5,128,630	—	11,756,948
	December 31, 2021	1,662,864	—	—	—	1,662,864
ICON Utilities and Income Fund	December 31, 2022	711,198	—	2,446,596	—	3,157,794
	December 31, 2021	3,154,584	55,960	—	—	3,210,544

(a)The Funds designate any Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2022.

(b)It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

Note 5 – SECURITIES LENDINGS

The Funds have entered into an agreement with U.S. Bank, N.A. (the “Lending Agent”), dated September 29, 2020 (the “Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the Funds may lend securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals). The securities lending agreement requires that loans are collateralized in an amount equal to at least (i) 105% of then current market value of any loaned foreign securities, or (ii) 102% of the then current market value of any other loaned securities at the outset of the loan and at least 100%, at all times thereafter. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. Cash collateral received by the Funds for securities loaned is invested by the Lending Agent in the First American Government Obligations Fund – Class X. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. Such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, and the risk that the investment may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. The Funds are not subject to a master netting arrangement.

Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit.

As of December 31, 2022, the value of the securities on loan and payable for collateral were as follows:

Fund	Value of Securities on Loan	Fund Collateral Received*
ICON Consumer Select Fund:	$1,275,237	$1,333,929
ICON Equity Fund:	$942,080	$966,025
ICON Equity Income Fund:	$317,840	$328,297
ICON Flexible Bond Fund:	$7,778,019	$8,072,996
ICON Health and Information Technology Fund:	$288,423	$295,669
ICON Natural Resources & Infrastructure:	$1,922,546	$1,932,179

*The cash collateral received was invested in the First American Government Obligations Fund – Class X as shown on Portfolios of Investments.

Note 6 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

ICON FundsLiquidity Risk Management Program Disclosure (Unaudited)December 31, 2022

The SCM Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each, a “Fund” and collectively, the “Funds”). The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of investment, operations and legal and compliance professionals from Shelton Capital Management. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on November 10, 2022, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from the inception of the Trust’s program in December 2020 through November 2022 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the ICON Funds and Board of Trustees of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ICON Consumer Select Fund, ICON Equity Fund, ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Health and Information Technology Fund, ICON Natural Resources and Infrastructure Fund, and ICON Utilities and Income Fund, each a series of SCM Trust (the “Funds”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended December 31, 2022, December 31, 2021, September 30, 2019, September 30, 2018, and September 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, and the related notes, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2020, and the period October 1, 2020 through December 31, 2020, were audited by other auditors whose report dated March 1, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021. In addition, we served as the Funds’ auditors from 2016 through 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

ICON FundsAdditional InformationDecember 31, 2022

Fund Holdings

The Funds holdings shown in this report are as of December 31, 2022. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Funds’ holdings. The Funds file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information filed in the Form N-PORT also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Funds’ Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2022 is available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov.

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with The Trust	Length of Time Served
Stephen C Rogers	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chairman of the Board, Trustee, President	Since August 1999, Since August 1999, Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s nine Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	General Counsel and Chief Compliance Officer, Shelton Capital Management, 2017 to present.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, Suite 1200 Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

(b) Not Applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) The audit committee has determined that no single independent trustee meets the criteria of "audit committee financial expert", but the collective skills of the committee are sufficient.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $138,000 for the fiscal year ended December 31, 2022 and $138,000 for the fiscal year ended December 31, 2021.

(b)       Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of Item 4.

(c)       Tax Fees

The aggregate fees paid to the principal accountant for tax compliance, tax advice, and tax planning services rendered by the principal accountant to the Registrant were $31,000 for the fiscal year ended December 31, 2022 and $34,000 for the fiscal year ended December 31, 2021. These fees were related to the preparation of Federal Forms 1220-RIC and 8613 and review of excise distribution calculations.

(d)       All Other Fees

The aggregate fees paid to the principal accountant other than the services reported in paragraphs (a) through (c) were $0 for the fiscal year ended December 31, 2022 and $936 for the fiscal year ended December 31, 2021. These fees were related to expenses associated with the August Board of Trustees meeting and the November Board of Trustees meeting.

(e)(1) The Registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit-related services;

(ii)	pre-approval of all non-audit related services to be provided to the Registrant by the auditors; and

(iii)	pre-approval of all non-audit related services to be provided to the Registrant by the auditors to the Registrant 's investment adviser or to any entity that controls, is controlled by or is under common control with the Registrant 's investment adviser and that provides ongoing services to the Registrant where the non-audit services relate directly to the operations or financial reporting of the Registrant.

(e)(2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.

(f)	Not applicable.

(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $31,000 for the fiscal year ended December 31, 2022 and $34,936 for the fiscal year ended December 31, 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of Ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(3)	Not applicable

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: March 10, 2023

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 10, 2023